UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the
Securities Exchange Act of 1934

Check the appropriate box:

☐              Preliminary Information Statement

☐              Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒            Definitive Information Statement

COASTLINE CORPORATE SERVICES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐              No fee required.

☐              Fee computed on table below per Exchange Act Rules 14c-5(g)

(1)              Title of each class of securities to which transaction applies:

(2)              Aggregate number of securities to which transaction applies:

   (3)               Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)              Proposed maximum aggregate value of transaction:

(5)              Total fee paid:

☐              Fee paid previously with preliminary materials.

☐              Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)              Form, Schedule, or Registration Statement No.:

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(4)              Date Filed:

COASTLINE CORPORATE SERVICES, INC.
701 N. Green Valley Parkway
Suite 200
Henderson, Nevada, 89074

October 13, 2010

Dear Stockholders:

The enclosed Information Statement is being furnished to the holders of record of shares of the common stock (the “Common Stock”) of Coastline Corporate Services, Inc., a Florida corporation (the “Company or “Coastline”), as of the close of business on the record date, August 31, 2010. The purpose of the Information Statement is to notify our shareholders that on August 18, 2010, the Company received a written consent in lieu of a meeting of stockholders (the “Written Consent”) from the holder of 197,500 (representing 57.6%) of the issued and outstanding shares of our Common Stock. The Written Consent adopted resolutions which authorized the Company to (a) act on a proposal to change Coastline’s state of incorporation from Florida to Nevada by the merger of Coastline with and into its wholly-owned subsidiary, Dakota Gold Corp., a Nevada corporation (“Dakota Gold”) and (b) change the name of the Company from “Coastline Corporate Services, Inc,” to “Dakota Gold Corp.”

You are urged to read the Information Statement in its entirety for a description of the actions taken by the majority stockholder of the Company.  The actions will become effective at least twenty (20) calendar days after this Information Statement is first mailed to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you.  The enclosed Information Statement is being furnished to you to inform you that the foregoing actions have been approved by a holder of at least a majority of the outstanding shares of all voting stock of the Company. Because the shareholder holding at least a majority of the voting rights of our outstanding common stock has voted in favor of the foregoing actions, and has sufficient voting power to approve such actions through its ownership of common stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement.  The Board is not soliciting your proxy in connection with the adoption of these resolutions, and proxies are not requested from stockholders.

This Information Statement is being mailed on or about October 13, 2010 to stockholders of record on August 31, 2010.

Sincerely,

/s/ Daulat Nijjar
Daulat Nijjar
President

COASTLINE CORPORATE SERVICES, INC.
701 N. Green Valley Parkway
Suite 200
Henderson, Nevada, 89074

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER
_____________________________________

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the holders of record of shares of the common stock (the “Common Stock”) of Coastline Corporate Services Inc., a Florida corporation (the “Company” or “Coastline”), as of the close of business on the record date, August 31, 2010.  The purpose of the Information Statement is to notify our stockholders that on August 18, 2010, the Company received a written consent in lieu of a meeting of stockholders (the “Written Consent”) from the holder of 197,500 (representing 57.6%) of the issued and outstanding shares of our Common Stock.  The Written Consent adopted resolutions which authorized the Company to (a) act on a proposal to change the Company’s state of incorporation from Florida to Nevada by the merger of Coastline Corporate Services, Inc. with and into its wholly-owned subsidiary, Dakota Gold Corp., a Nevada corporation and (b) change the name of the Company from “Coastline Corporate Services, Inc.” to “Dakota Gold Corp.”

The actions will become effective at least twenty (20) calendar days after this Information Statement is first mailed to our stockholders.

Because a shareholder holding at least a majority of the voting rights of our outstanding Common Stock has voted in favor of the foregoing actions, and has sufficient voting power to approve such actions through his ownership of Common Stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement.  The Board is not soliciting proxies in connection with the adoption of these resolutions, and proxies are not requested from stockholders.

In accordance with our bylaws, our Board of Directors has fixed the close of business on August 31, 2010 as the record date for determining the stockholders entitled to notice of the above noted actions. This Information Statement is being mailed on or about October 13, 2010 to stockholders of record on the record date.

DISTRIBUTION AND COSTS

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. In addition, we will only deliver one Information Statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Security holders may also address future requests regarding delivery of information statements by contacting us at the address noted above.

VOTE REQUIRED; MANNER OF APPROVAL

Approval to change the Company’s state of incorporation from Florida to Nevada by the merger of Coastline with and into its wholly-owned subsidiary, Dakota Gold and to change the name of the Company from “Coastline Corporate Services, Inc.” to “Dakota Gold Corp.” requires the affirmative vote of the holders of a majority of the voting power of the Company.  Because a shareholder holding at least a majority of the voting rights of our outstanding Common Stock has voted in favor of the foregoing actions, and has sufficient voting power to approve such actions through their ownership of Common Stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement.  The Board is not soliciting proxies in connection with the adoption of these proposals, and proxies are not requested from stockholders.

In addition, the Florida Business Corporation Act provides in substance that shareholders may take action without a meeting of the shareholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of the outstanding voting shares holding not less than the minimum number of votes that would be necessary to approve such action at a shareholders meeting.  This action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

The Company has no class of voting stock outstanding other than the Common Stock.  There are currently 342,999 shares of Common Stock outstanding, and each share of Common Stock is entitled to one vote.  Accordingly, the vote or written consent of a shareholder holding at least 171,503 shares of the Common Stock issued and outstanding is necessary to change the Company’s state of incorporation from Florida to Nevada by the merger of Coastline with and into its wholly-owned subsidiary, Dakota Gold, and to change the name of the Company from “Coastline Corporate Services.” to “Dakota Gold Corp.” In accordance with our bylaws, our Board of Directors has fixed the close of business on August 31, 2010 as the record date for determining the shareholders entitled to vote or give written consent.

On August 18, 2010, a shareholder holding 197,500 (representing 57.6%) of the issued and outstanding shares of Common Stock executed and delivered to the Company the Written Consent. Accordingly, in compliance with the Florida Business Corporation Act, at least a majority of the outstanding shares has approved (a) the change of the Company’s state of incorporation from Florida to Nevada by the merger of Coastline with and into its wholly-owned subsidiary, Dakota Gold and (b) the change of the name of the Company from “Coastline Corporate Services, Inc.” to “Dakota Gold Corp.” As a result, no vote or proxy is required by the shareholders to approve the adoption of the foregoing actions.

Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Act”), the Agreement and Plan of Merger and the Articles of Merger may not be filed with the Florida Secretary of State and the merger and name change may not be implemented until at least twenty (20) calendar days after this Information Statement is first mailed to our stockholders.  As mentioned earlier, the merger and the name change will become effective upon the filing of the relevant documents with the Secretaries of State of the States of Florida and Nevada, which are anticipated to be on or about October 13, 2010, twenty (20) days after the mailing of this Information Statement.

REASONS FOR THE REINCORPORATION MERGER

Our board of directors believes that it is in the best interests of the Company and its shareholders to change the domicile and the state of incorporation of the Company from Florida to Nevada and has received the consent of the holder of 197,500 (representing 57.6%) of the issued and outstanding shares of Common Stock.

The primary purposes of the move are to accomplish the following:

The board of directors believes that the proposed reincorporation merger will reduce the costs of operating the Company over the long term since the annual taxes and fees charged by the State of Nevada are significantly less than those charged by the State of Florida.

Also, reincorporation merger in Nevada may help us attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and its directors.  NRS will enable us to provide greater protection to our directors and the Company than FBCA.  The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial.

In addition, NRS allows a company and its officers and directors, if personally sued, to petition the court to order a plaintiff to post a bond to cover their costs of defense. This motion can be based upon lack of reasonable possibility that the complaint will benefit the Company or a lack of participation by the individual defendant in the conduct alleged.

Reincorporation in Nevada will enable limitation of the personal liability of directors of the Company.  Nevada law permits a broader exclusion of liability of both officers and directors to the Company and its shareholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from acts or omissions which involve intentional misconduct, fraud or a knowing violation of law.  The reincorporation will result in the elimination of any potential liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

In general, reincorporation in Nevada will give the Company a greater measure of flexibility and simplicity in corporate governance than is available under Florida law. The State of Nevada is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations.   For this reason, many major corporations have initially incorporated in Nevada or have changed their corporate domiciles to Nevada in a manner similar to that proposed by Coastline.  Consequently, the Nevada judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing the Nevada Revised Statutes (the “NRS”).  The NRS, accordingly, has been and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to Coastline’s corporate legal affairs.

For these reasons, the Board believes that Coastline’s business and affairs can be conducted more advantageously if Coastline is able to operate under the NRS. A copy of the Amended and Restated Articles of Incorporation of the Dakota Gold in Nevada may be found as Appendix E attached to this Information Statement.

PRINCIPAL FEATURES OF THE REINCORPORATION MERGER

In order to effect the change of domicile described above, the Coastline Corporate Services, Inc., the Florida corporation, will merge with and into its wholly owned Nevada subsidiary, Dakota Gold Corp. (the “Reincorporation Merger”).  Although the articles of incorporation and bylaws of both corporations are similar in many respects, in many respects there are substantive differences between the Articles of Incorporation and Bylaws of both corporations. There are also certain substantive differences between the FBCA and NRS, which are discussed below. As a result of these differences, the Reincorporation Merger will have a material effect on the rights of shareholders. See the information under "Significant Changes in Coastline Charter and By-laws as a Result of the Reincorporation Merger" and “Comparative Rights of Stockholders under FBCA and NRS” for a summary of the differences between the Articles of Incorporation of Coastline and the laws of the State of Florida and the Articles of Incorporation and By-laws of Dakota Gold and the laws of the State of Nevada. Until further notice, the Company’s business operations will continue at the offices located at 701 N. Green Valley Parkway, Suite 200, Henderson, NV, 89074.

Under the FBCA and the NRS, when the Reincorporation Merger takes effect:

•	Coastline, will merge into Dakota Gold, a Nevada corporation and the surviving entity, and the separate existence of Coastline shall cease;

•	The surviving corporation will retain the name “Dakota Gold Corp.”

•	Dakota Gold will continue be governed by its articles of incorporation and bylaws under the NRS;

•	The surviving corporation will immediately assume title to all property owned by Coastline immediately prior to the Reincorporation Merger; and

•	The surviving corporation will assume all of the liabilities of Coastline.

The Reincorporation Merger will be consummated in accordance with the Plan of Merger, attached hereto as Appendix A, under which Coastline Corporate Services Inc., a Florida corporation, will merge with and into Dakota Gold Corp., a Nevada corporation.

Shareholders who oppose the Reincorporation Merger have dissenters’ or appraisal rights. See the information under "Appraisal Rights" and "Comparative Rights of Stockholders under FBCA and NRS" for a summary of the dissenting shareholders’ rights under the FBCA.

We have summarized the material terms of the Plan of Merger below.

The Reincorporation Merger will cause:

•	a change in our legal domicile from Florida to Nevada;

•	Other changes of a legal nature, the material aspects of which are described herein.

Summary Term Sheet

Company:
Coastline Corporate Services, Inc., a Florida corporation initially incorporated in Florida on October 27, 2006 ("Coastline"), provided services to public companies requiring guidance and assistance in converting and filing their documents with the U.S. Securities and Exchange Commission (“SEC”). As a result of the change of control of Coastline which occurred in July 2010, Coastline is currently in the mining exploration business.

Dakota Gold Corp, a Nevada corporation (“Dakota Gold”) and wholly-owned subsidiary of the Company that prior to the Reincorporation Merger will not have engaged in any activities except in connection with the Reincorporation Merger.

Approval:	The Reincorporation Merger and the terms of the Plan of Merger were approved by written consent of the holder of the majority of the issued and outstanding shares of common stock.

Transaction Structure:
To effect the Reincorporation Merger, the Company will merge with and into its subsidiary, Dakota Gold, and thereafter the Company will cease to exist as a separate entity.  Dakota Gold will be the surviving entity.

Exchange of Stock:
Each share of common stock of Coastline will automatically be converted into one (1) share of common stock of Dakota Gold Corp. at the effective time of the Reincorporation Merger without any action required by the shareholders.  The surviving corporation shall not issue any certificate or scrip representing a fractional share of common stock but shall instead issue one (1) full Dakota Gold’s Common Stock for any fractional interest arising from the Reincorporation Merger.

Purpose:
The purpose of the Reincorporation Merger is to change the Company's state of incorporation from Florida to Nevada and is intended to permit the Company to be governed by the NRS rather than by the FBCA.

Effective Time:
The Reincorporation Merger will become effective on the filing of the Articles of Merger with the Secretary of State of Nevada and the Articles of Merger with the Secretary of State of Florida.  These filings are anticipated to be made as soon as practicable after fulfilling the notice requirements of the Exchange Act and FBCA.

Effect of Merger:	At the effective time of the Reincorporation Merger:

	the Company will cease to exist as a separate entity;

	the shareholders of the Company will become shareholders of the surviving corporation;

	the surviving corporation shall possess all of the assets, liabilities, rights, privileges, and powers of the Company and the Dakota Gold;


the surviving corporation shall be governed by the applicable laws of Nevada and the Nevada Corporation’s articles of incorporation (the “Nevada Articles”) and Bylaws (the “Nevada Bylaws”) in effect at the effective time of the Reincorporation Merger; a copy of the Nevada Articles may be found as Appendix E, and a copy of the Nevada Bylaws may be found as Appendix F, to this Information Statement;


the officers and directors in office of the surviving corporation at the effective time of the Reincorporation Merger shall be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

	the surviving corporation will continue to operate under the name Dakota Gold Corp.

Filing of the Articles of Merger

The Reincorporation Merger will not be effective until the Articles of Merger are filed with the offices of the Secretary of State for Florida and Nevada, respectively.  This will occur no sooner than twenty (20) days after the mailing of this Information Statement.

Some Implications of the Reincorporation

The Plan of Merger provides that Coastline will merge with and into Dakota Gold, with Dakota Gold being the surviving corporation.  Under the Plan of Merger, Dakota Gold will assume all of Coastline’s assets and liabilities, and Coastline Corporate Services, Inc. will cease to exist as a corporate entity.  The surviving corporation will retain the name “Dakota Gold Corp.”  The directors of Dakota Gold will continue as the directors of the surviving corporation.

At the effective time of the Reincorporation Merger, each outstanding share of Coastline’s common stock, $.001 par value per share, automatically will be converted into one share of common stock of Dakota Gold $0.001 par value per share.  Shareholders may, but will not be required to exchange their existing stock certificates for stock certificates of Dakota Gold Corp.  Upon request, we will issue new certificates to any shareholder that holds old Coastline Corporate Services, Inc. stock certificates, provided that such holder has surrendered the certificates representing Coastline’s shares in accordance with the Plan of Merger.  Any request for new certificates will be subject to normal requirements including proper endorsement, signature guarantee and payment of any applicable fees and taxes.

Shareholders whose shares of common stock were freely tradable before the Reincorporation Merger will own shares of the surviving corporation that are freely tradable after the Reincorporation Merger.  Similarly, any shareholders holding securities with transfer restrictions before the Reincorporation Merger will hold shares of the surviving corporation that have the same transfer restrictions after the Reincorporation Merger.  For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, shares issued pursuant to the reincorporation will be deemed to have been acquired on the date the holder thereof originally acquired Coastline’s shares.

On the Effective Date of the Reincorporation Merger, (i) any fractional shares of Dakota Gold common stock that a holder of shares of the Company’s Common Stock would otherwise be entitled to receive upon exchange of his Coastline Common Stock will be canceled with the holder thereof being entitled to receive one whole share of Dakota Gold' common stock, and (ii) each outstanding share of Dakota Gold’s Common Stock held by Coastline shall be retired and canceled and shall resume the status of authorized and unissued Dakota Gold' common stock.

After the reincorporation, the surviving corporation will continue to be a publicly-held corporation, with its common stock quoted on the OTC Bulletin Board under a symbol to be determined by Financial Industry Regulatory Authority ("FINRA").   The surviving corporation will also file with the Securities and Exchange Commission and provide to its shareholders the same types of information that Coastline has previously filed and provided.

The Articles of Incorporation of Coastline authorizes the Company to issue one class of preferred blank check stock that may be issued solely at the discretion of the board of directors. Contrary to the Articles of Incorporation of Coastline, Dakota Gold does not authorize the Company to issue preferred stock and as a result of the Reincorporation Merger, the approval of the holders of the majority of the issued and outstanding shares of capital stock is required to issue such stock.

As discussed below, under the FBCA, dissenting holders of common stock who follow prescribed statutory procedures are entitled to appraisal rights in certain circumstances, including in the case of a merger or consolidation, a sale or exchange of all of substantially all the assets of a corporation or amendments to the articles of incorporation that adversely affect the rights or preferences of the shareholders. As a result of the Reincorporation Merger, under the NRS dissenting shareholders will not have appraisal rights in the case of a sale of assets.

After the effective time of the Reincorporation Merger, the removal of directors will be governed by the NRS which requires the votes of two-thirds of the shares of capital stock of the corporation entitled to vote at any meeting of the shareholders of the corporation to remove from office any or all of the directors, with or without cause. This is significantly different than the removal of directors under the FBCA, which only requires a majority vote to remove a director.

Under the NRS, the board of directors of a corporation may fix in advance, a record date of not more than sixty (60) nor less than ten (10) days before the date of any meeting or any other corporate action for the purpose of determining the stockholders entitle to vote. While a corporation formed under the FBCA has the discretion to set a record date of not more than 70 days before the meeting or action requiring stockholders approval, the organizational documents of Coastline requires a record date of not more than forty days prior to the date set for a meeting or action requiring the approval of stockholders.

Effective Date of Reincorporation Merger

Pursuant to Rule 14c-2 under the Exchange Act and the FBCA, the Reincorporation Merger shall not occur until a date at least twenty (20) days after the date on which this Information Statement has been mailed to shareholders.

ABANDONMENT

Pursuant to the terms of the Plan of Merger, the merger may be abandoned by the Boards of Directors of Coastline and Dakota Gold at any time prior to the Effective Date. In addition, the Board of Coastline may amend the Plan of Merger at any time prior to the Effective Date provided that any amendment made may not, without approval by the stockholders of Coastline, alter or change the amount or kind of Dakota Gold common stock to be received in exchange for or on conversion of all or any of Coastline Common Stock, alter or change any term of the Articles of Incorporation of Dakota  Gold or alter or change any of the terms and conditions of the Plan of Merger if such alteration or change would adversely affect the holders of Coastline’s Common Stock. The Board has made no determination as to any circumstances which may prompt a decision to abandon the Reincorporation. The approval by the holder of the majority of issued and outstanding shares of Common Stock of the Company for the Reincorporation constitutes approval of the Plan of Merger, but not necessarily the adoption of the Articles of Incorporation and the Bylaws of Dakota Gold. However, each of the differences between the Articles of Incorporation and Bylaws of Coastline and the Articles of Incorporation and Bylaws of Dakota Gold were affirmatively adopted by the holder of the majority of the issued and outstanding shares of Common Stock of the Company.

CORPORATE NAME

Immediately following the merger, Dakota Gold will be the surviving corporation, and our name shall be changed from “Coastline Corporate Services, Inc.” to “Dakota Gold Corp.”  The Company believes that the name Dakota Gold Corp. will more adequately define the new business of the Company after the Reincorporation Merger. Following the Reincorporation Merger, the Company will become a natural resource exploration company with the objective of acquiring, exploring, and if warranted and feasible, developing natural resource properties. The Company’s operations will be primarily focused in the gold sector. The Company intends to change its business activities because it feels there are better opportunities in natural resource exploration than are in its current business sector.

MATERIAL TAX CONSEQUENCES FOR STOCKHOLDERS

The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and applicable Treasury regulations promulgated thereunder. This summary does not address the tax treatment of special classes of stockholders, such as banks, insurance companies, tax-exempt entities and foreign persons. Stockholders desiring to know their individual federal, state, local and foreign tax consequences should consult their own tax advisors.

The Reincorporation is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming such tax treatment, no taxable income, gain or loss will be recognized by Coastline or the stockholders as a result of the exchange of shares of Coastline Common Stock for shares of Dakota Gold’s common stock upon consummation of the transaction. The Reincorporation and change of each share of Coastline’s Common Stock into one share of Dakota Gold common stock will be a tax-free transaction, and the holding period and tax basis of Coastline’s Common Stock will be carried over to Dakota Gold’s common stock received in exchange therefor.

Because of the complexity of the capital gain and loss provisions of the Code and because of the uniqueness of each individual’s capital gain or loss situation, stockholders contemplating exercising statutory appraisal rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above. STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

ACCOUNTING TREATMENT OF THE REINCORPORATION

For U.S. accounting purposes, the Reincorporation of the Company from a Florida corporation to a Nevada corporation represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost, in accordance with the guidance for transactions between entities under common control in Statement of Financial Accounting Standards No. 141, Business Combinations. The historical comparative figures of Coastline will be those of Dakota Gold.

PRICE VOLATILITY

We cannot predict what effect, if any, the Reincorporation will have on our market price prevailing from time to time or the liquidity of our shares.

SIGNIFICANT CHANGES IN THE COMPANY'S CHARTER AND BY-LAWS TO BE IMPLEMENTED BY THE REINCORPORATION

The following chart summarizes the material differences between the Articles of Incorporation and Bylaws of Coastline and Dakota Gold. This chart does not address each difference but focuses on all material differences the Corporation believes will impact the rights of shareholders.

Change	Florida	Nevada

Name	Coastline Corporate Services, Inc.	Dakota Gold Corp.*

Authorized Capital
The total authorized capital stock of the corporation shall be One Hundred Million (100,000,000) shares of $.001 par value common stock.

There shall be one class of preferred blank check stock that may be issued by the corporation solely at the discretion of the Board of Directors.
No authority given to issue preferred stock.*

Principal Office
6860 Gulfport Blvd. South, #162, St. Petersburg, FL 33707 located in Pinellas County, Florida. The corporation shall have the power to establish other offices both within and without the State of Florida.
701 N. Green Valley Parkway, Suite 200, Henderson, NV, 89074. *

Number of Directors
The Articles of Incorporation of the Company specified that the number of directors shall consist of not less than one (1) Director and not more than fifteen (15) directors and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the By-Laws of the Company, provided that the number of directors shall not be reduced to less than one (1) Director. The By-laws provide that the number of directors of the corporation shall be determined by the stockholders at their annual meeting.

The By-laws of Dakota Gold set the minimum number of directors which shall constitute the whole Board at a minimum number of one (1) and a maximum of nine (9)*
Annual Meetings
The By-laws states that the annual meeting of Stockholders shall be held on the first Monday of each year in the month which this Corporation's initial Articles of Incorporation were first filed with the Secretary of State; however, if such day falls on a legal holiday, then on the next business day following at the same time, the Stockholders shall elect a Board and transact such other business as may properly come before the meeting.

The By-laws states that the annual meeting of Stockholders shall be held on a date not later than 120 days following the close of the fiscal year of the Corporation as designated by the Board of Directors.*

Proxies
The By-laws states that at any Stockholders' meeting or any adjournment thereof, any Stockholder of record having the right and entitled to vote thereat may be represented and vote by proxy appointed in an instrument. No such proxy shall be voted after three years from the date of the instrument unless the instrument provides for a longer period. In the event that any such instrument provides for or more persons to act as proxies, a majority of such persons present at the meeting, or if only one 'resent, that one, shall have all the powers conferred by the instrument upon all persons so designated unless the instrument shall otherwise provide.

The By-laws makes no reference to the period within which the proxy shall be voted. However the period within which a proxy may be voted is governed by the Section 78.355 of the NRS.
Director Removal	Any or all of the Directors may be removed with or without cause by a vote of a majority of all the stock outstanding and entitled to vote at a special meeting of Stockholders called for that purpose.
At any meeting of stockholders of the Corporation called for that purpose, the holders of two-thirds of the shares of capital stock of the Corporation entitled to vote at such meeting may remove from office any or all of the Directors, with or without cause.†

Record Date
The Board may fix a record date not more than forty days prior to the date set for a meeting of Stockholders as the date of which the Stockholders of record who have the right to and are entitled to notice of and to vote at such meeting and any adjournment thereof shall be determined. Notice that such date has been fixed may be published in the city, town or county where the principal office of the corporation is located and in each city or town where a transfer agent of the stock of the corporation is located.

For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or the allotment of any rights, or for the purpose of any other action, the Board may fix in advance, a record date, which shall be not more than sixty (60) nor less than ten (10) days before the date of any such meeting, nor more than sixty (60) days prior to any other action. †

Registered Agent	Diane J. Harrison, Esq.: 6860 Gulfport Blvd. South, #162, St. Petersburg, Florida 33707	Laughlin Associates, Inc. 2533 N Carson Street, Carson City, NV 89706†

Fiscal Year	The fiscal year shall begin on the first day of each year	The fiscal year of the Corporation shall end on April 30th †

Emergency By-laws	Pursuant to Florida Statues the corporation adopts optional emergency By-laws, which shall be effective only if a catastrophic event.	None The NRS makes no provision for emergency By-laws.

*	This change was made at the discretion of the Company and not as a result of statutory requirements of the NRS.

†	This change was made pursuant to the statutory requirements of the NRS.

We are not adopting any other discretionary provisions under the Charter and Bylaws of Dakota Gold that differ from those in Coastline’s Charter and Bylaws except as otherwise set forth in the above table.

COMPARATIVE RIGHTS OF STOCKHOLDERS UNDER FLORIDA AND NEVADA LAW

Despite the differences between the Articles of Incorporation of Coastline and the Articles of Incorporation of Dakota Gold, the voting rights, votes required for the election of directors and other matters, indemnification provisions, procedures for amending the Articles of Incorporation, dividend and liquidation rights and examination of books and records will not change in any material way. This chart does not address each difference between the FBCA and the NRS but focuses on all differences which the Company believes will materially impact shareholders’ rights. This chart is qualified in its entirety by reference to FBCA and the NRS.

FLORIDA	NEVADA
TRANSACTIONS WITH OFFICERS AND DIRECTORS

Under the FBCA, no contract or other transaction between a corporation and one or more of its directors or any other corporation, firm, association, or entity in which one or more of its directors are directors or officers or are financially interested shall be either void or voidable if:

(a) The fact of such relationship or interest is disclosed or known to the board of directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors;

(b) The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or

(c) The contract or transaction is fair and reasonable as to the corporation at the time it is authorized by the board, a committee, or the shareholders.

Under Nevada law, such transactions are not automatically void or voidable if
(i) the fact of the common directorship, office or financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transactions in good faith by a vote sufficient for the purpose, without counting the vote or votes of the common or interested director or directors, or

(ii) the contract or transaction, in good faith, is ratified or approved by the holders of a majority of the voting power, or

(iii) the fact of common directorship, office or financial interest known to the director or officer at the time of the transactions is brought before the board of directors for actions, or

(iv) the contract or transaction is fair to the corporation at the time it is authorized or approved. Common or interested directors may be counted to determine presence of a quorum and if the votes of the common or interested directors are not counted at the meeting, then a majority of directors may authorize, approve or ratify a contract or transactions.

CLASSIFIED BOARD OF DIRECTORS
The FBCA permits classification of a corporation’s board of directors into one, two or three classes, with each class composed of as equal a number of directors as is possible, if provided for in a corporation’s articles of incorporation, in its initial bylaws or in subsequent bylaws adopted by a vote of the shareholders.

The NRS also permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually.

ELECTION AND REMOVAL OF DIRECTORS
The FBCA provides that directors are to be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present, unless the articles provide otherwise.

Under the FBCA, shareholders may remove a director with or without cause, unless the articles provide otherwise.  The FBCA also provides that if a director is elected by a voting group of shareholders, only the shareholders of that group may participate in the vote to remove the director. A director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast not to remove him or her.  Shareholders may remove a director of a Florida corporation only at a meeting called for the purpose of such removal.  A majority of directors may also remove a director for cause.

Under the FBCA, unless the articles provide otherwise, a vacancy on the board may be filled the affirmative vote of a majority of directors remaining in office or by the shareholders.

In Nevada, a director will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified, and a director may be removed during his or her term with or without cause. Such removal must be approved by the vote of not less than two thirds of the voting power of the corporation at a meeting called for that purpose.

Vacancies on the board of directors may be filled under the Nevada Code by the directors.

INSPECTION OF BOOKS AND RECORDS
Under the FBCA, Florida corporations are required to maintain the following records, which any shareholder of record may, after at least five business days’ prior written notice, inspect and copy: (1) the articles and bylaws, (2) certain board and shareholder resolutions, (3) certain written communications to shareholders, (4) names and addresses of current directors and officers and (5) the most recent annual report.  In addition, shareholders of a Florida corporation are entitled to inspect and copy other books and records of the corporation during regular business hours if the shareholder gives at least five business days’ prior written notice to the corporation and (a) the shareholder’s demand is made in good faith and for a proper purpose, (b) the demand describes with particularity its purpose and the records to be inspected or copied and (c) the requested records are directly connected with such purpose.

In Nevada certain stockholders have the right to inspect certain books and records of the Corporation. In Nevada, such a right is available to any stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding at least 5% of all of its outstanding shares.
Under the Nevada Code, the books and records that may be inspected are the company's stock ledger, a list of its stockholders, and its other books and records.
Under the Nevada Code, the inspection is to take place during normal business hours and copies of the inspected documents may be made by the stockholder.

LIMITATION ON LIABILITY OF DIRECTORS; INDEMNIFICATION OF OFFICERS AND DIRECTORS
Under the FBCA, a director is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, by a director unless the director breached or failed to perform his duties as a director under certain circumstances, including a violation of criminal law, a transaction from which the director derived an improper personal benefit, conscious disregard for the best interests of the corporation, willful misconduct, bad faith or disregard of human rights, safety, or property.

Under the FBCA, a Florida corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.  A similar standard is applicable in derivative actions, except that indemnification may be made only for (a) expenses (including attorneys’ fees) and certain amounts paid in settlement and (b) in the event the person seeking indemnification has been adjudicated liable, amounts deemed proper, fair and reasonable by the appropriate court upon application thereto.  The FBCA provides that to the extent that such persons have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith.  The FBCA also provides that, unless a corporation’s articles of incorporation provide otherwise, if a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the board of directors or shareholders of the corporation have determined that the persons are not entitled to indemnification.

Nevada law provides for discretionary indemnification made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made either:
(i) by the stockholders;
(ii) by the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;
(iii) if a majority vote of a quorum consisting of directors who were not parties to the actions, suit or proceeding so orders, by independent legal counsel in a written opinion; or
(iv) If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.
The Articles of Incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the actions, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions do not affect any right to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.
The indemnification and advancement of expenses authorized in or ordered by a court pursuant to Nevada law does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his or her official capacity or an action in another capacity while holding office, except that indemnification, unless ordered by a court or for the advancement of expenses, may not be made to or on behalf of any director or officer if his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and were material to the cause of action. In addition, indemnification continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY CORPORATE TRANSACTIONS
Under the FBCA, a merger, consolidation or sale of all or substantially all of the assets of a corporation requires (a) approval by the board of directors and (b) the affirmative vote of a majority of the outstanding stock of the corporation entitled to vote thereon.  The FBCA allows the board of directors or the articles of incorporation to establish a higher vote requirement.

The FBCA does not require shareholder approval from the shareholder of a surviving corporation if:

    the articles of the surviving corporation will not differ, with certain exceptions, from its articles before the merger;  and

    each shareholder of the surviving corporation whose shares were outstanding immediately prior to the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights, immediately after

Under the FBCA, a parent corporation owning at least 80 percent of the outstanding shares of each class of a subsidiary corporation may merge the subsidiary into itself, may merge itself into the subsidiary, or may merge the subsidiary into and with another subsidiary in which the parent corporation owns at least 80 percent of the outstanding shares of each class of the subsidiary without the approval of the shareholders of the parent or subsidiary. In a merger of a parent corporation into its subsidiary corporation, the approval of the shareholders of the parent corporation shall be required if the articles of incorporation of the surviving corporation will differ, except for amendments enumerated therein, from the articles of incorporation of the parent corporation before the merger, and the required vote shall be the greater of the vote required to approve the merger and the vote required to adopt each change to the articles of incorporation as if each change had been presented as an amendment to the articles of incorporation of the parent corporation.

Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, whether or not in the ordinary course of business, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that, unless required by the articles of incorporation, no vote of stockholders of the corporation surviving a merger is necessary if:
(i) the merger does not amend the articles of incorporation of the corporation;
(ii) each outstanding share immediately prior to the merger is to be an identical share after the merger, and
(iii) either no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger, plus that initially issuable on conversion of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger.

RECORD DATE
Under the FBCA (1)the bylaws may fix or provide the manner of fixing the record date for one or more voting groups in order to determine the shareholders entitled to notice of a shareholders’ meeting, to demand a special meeting, to vote, or to take any other action. If the bylaws do not fix or provide for fixing such a record date, the board of directors of the corporation may fix the record date. In no event may a record date fixed by the board of directors be a date preceding the date upon which the resolution fixing the record date is adopted.
(2) If not otherwise provided by or pursuant to the bylaws, the record date for determining shareholders entitled to demand a special meeting is the date the first shareholder delivers his or her demand to the corporation.
(3) If not otherwise provided by or pursuant to the bylaws and no prior action is required by the board of directors pursuant to this act, the record date for determining shareholders entitled to take action without a meeting is the date the first signed written consent is delivered to the corporation under s. 607.0704. If not otherwise fixed, and prior action is required by the board of directors pursuant to this chapter, the record date for determining shareholders entitled to take action without a meeting is at the close of business on the day on which the board of directors adopts the resolution taking such prior action.
(4) If not otherwise provided by or pursuant to the bylaws, the record date for determining shareholders entitled to notice of and to vote at an annual or special shareholders’ meeting is the close of business on the day before the first notice is delivered to shareholders.
(5) A record date for purposes of this section may not be more than 70 days before the meeting or action requiring a determination of shareholders.

Unless a period of more than 60 days or a period of less than 10 days is prescribed or fixed in the articles of incorporation, the directors may prescribe a period not exceeding 60 days before any meeting of the stockholders during which no transfer of stock on the books of the corporation may be made, or may fix, in advance, a record date not more than 60 or less than 10 days before the date of any such meeting as the date as of which stockholders entitled to notice of and to vote at such meetings must be determined. Only stockholders of record on that date are entitled to notice or to vote at such a meeting. If a record date is not fixed, the record date is at the close of business on the day before the day on which the first notice is given or, if notice is waived, at the close of business on the day before the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders applies to an adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting. The board of directors must fix a new record date if the meeting is adjourned to a date more than 60 days later than the date set for the original meeting.

DIVIDENDS
Under the FBCA, no distribution may be made if, after giving it effect: (a) The corporation would not be able to pay its debts as they become due in the usual course of business; or  (b) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

A corporation is prohibited from making a distribution to its stockholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

APPRAISAL RIGHTS; DISSENTERS' RIGHTS
Under the FBCA, dissenting holders of common stock who follow prescribed statutory procedures are entitled to appraisal rights in certain circumstances, including in the case of a merger or consolidation, a sale or exchange of all of substantially all the assets of a corporation or amendments to the articles of incorporation that adversely affect the rights or preferences of the shareholders.  These rights are not provided when the dissenting stockholders are shareholders of a corporation surviving a merger or consolidation where no vote of the shareholders is required for the merger or consolidation, or if the shares of the corporation are listed on a national securities exchange, designated as a national market system security by the Financial Industry Regulatory Authority nor held of record by more than 2,000 shareholders.

Unlike the FBCA, the NRS does not provide for dissenters' rights in the case of a sale of assets. Like the FBCA, the NRS similarly limits dissenters rights, when the shares of the corporation are listed on a national securities exchange included in the National Market System established by the Financial Industry Regulatory Authority or are held by at least 2,000 stockholders of record, unless the stockholders are required to accept in exchange for their shares anything other than cash or (i) shares in the surviving corporation, (ii) shares in another entity that is publicly listed or held by more than 2,000 stockholders, or (iii) any combination of cash or shares in an entity described in (i) or (ii).

SPECIAL MEETINGS OF SHAREHOLDERS

Under the FBCA, a special meeting of shareholders may be called by the board of directors or by the holders of at least 10 percent of the shares entitled to vote at the meeting, unless a greater percentage (not to exceed 50 percent) is required by the articles of incorporation, or by such other persons or groups as may be authorized in the articles of incorporation or the bylaws of the Florida corporation.

The Nevada Code provides that a special meeting of stockholders may be called by: (i) a corporation's board of directors; (ii) the persons authorized by the articles of incorporation or bylaws; or (iii) the holders of not less than 10% of all votes entitled to be cast on any issue to be considered at the proposed special meeting. A corporation's articles of incorporation may require a higher percentage of votes, up to a maximum of 50% to call a special meeting of stockholders.

DISSOLUTION
Under FBCA, the board of directors of a corporation may submit a proposal of voluntary dissolution to the shareholders. The board of directors must recommend dissolution to the shareholders as part of the dissolution proposal, unless the board of directors determines that because of a conflict of interest or other special circumstances, it should make no recommendation and communicates the basis for its determination to the shareholders. The board of directors may condition the dissolution proposal on any basis. The shareholders must then approve the voluntary dissolution proposal by a majority vote of all votes entitled to be cast on that proposal, unless the articles of incorporation, bylaws adopted by the shareholders or the board of directors in making the dissolution proposal require a greater vote.

Alternatively, FBCA also provides that shareholders, without any action on the part of the board of directors, may decide to dissolve a corporation by written consent. In this case, the action must be approved by a majority vote of all votes entitled to be cast on that proposal. Within 10 days of obtaining the written consent of the shareholders, the corporation must notify all other shareholders who did not so consent concerning the nature of the action authorized. This notice is required to be sent to shareholders regardless of whether or not they were entitled to vote on the action.

Similarly, under Nevada law, a board of directors may adopt a resolution that the corporation be dissolved. The directors must recommend the dissolution proposal to the shareholders. The corporation must notify each shareholder entitled to vote on the dissolution proposal and the shareholders entitled to vote must approve the dissolution by a majority vote, unless the articles of incorporation or bylaws requires a greater percentage.

MERGER WITH SUBSIDIARY
The FBCA allows a merger with a subsidiary without shareholder approval if the parent owns 80% of each class of capital stock of the subsidiary and there is no material change to the articles of incorporation of the parent company as they existed before the merger.

Under the NRS, a parent corporation may merge with its subsidiary, without shareholder approval, where the parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary and will be the surviving entity.

STOCKHOLDERS' CONSENT WITHOUT A MEETING
Under the FBCA, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if the action is taken by holders of at least the minimum number of votes necessary to authorize the action at a meeting and these shareholders execute a written consent setting forth the action.

The Nevada Code permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the Articles of Incorporation or articles of incorporation expressly provide otherwise.

AMENDMENT TO CHARTER
The FBCA requires approval by a majority of directors and by holders of a majority of the shares entitled to vote on any amendment to a Florida corporation’s articles of incorporation. In addition, the amendment must be approved by a majority of the votes entitled to be cast on the amendment by any class or series of shares with respect to which the amendment would create dissenters’ rights. A Florida corporation’s board of directors must recommend the amendment to the shareholders, unless such board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.

Nevada law requires the approval of the holders of a majority of all outstanding shares entitled to vote (with, in each case, each stockholder being entitled to one vote for each share so held) to approve proposed amendments to a corporation’s charter.
Nevada does not require stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation’s charter documents grant such power to its board of directors. The holders of the outstanding shares of a particular class are entitled to vote as a class on a proposed amendment if the amendment would alter or change the power, preferences or special rights of one or more series of any class so to affect them adversely.

CONTROL-SHARE ACQUISITION TRANSACTIONS
The FBCA has a “control-share” acquisition statute. It is an effective anti-takeover provision because it limits the voting rights of shares owned above a threshold. It can be waived by a vote of the shareholders, without the control-shares voting.

A corporation is subject to this provision if it has 100 or more shareholders, its principal place of business, principal office, or substantial assets within Florida, and either: (i) more than 10% of its shareholders resident in Florida; (ii) more than 10% of its shares owned by residents of Florida; or (iii) 1,000 shareholders resident in Florida. Florida enacted the act to deter and hinder takeovers of Florida corporations. The FBCA generally provides that shares acquired in a control-share acquisition will not possess any voting rights unless such voting rights are approved by a majority of the corporation’s disinterested shareholders. A control-share acquisition is an acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control-shares of a publicly-held Florida corporation.

Control-shares are shares, which, except for the FBCA, would have voting power that, when added to all other shares owned by a person or in respect to which such person may exercise or direct the exercise of voting power, would entitle such person, immediately after acquisition of such shares, directly or indirectly, alone or as a part of a group, to exercise or direct the exercise of voting power in the election of directors within any of the following ranges: (i) 20% or more but less than 331/3% of all voting power; (ii) 331/3% or more but less than a majority of all voting power; or (iii) a majority or more of all voting power.

Florida’s “control share” acquisition statute does not apply to us because we do not have our principal place of business or our principal office, or have substantial assets, within the state of Florida.

Nevada's "Acquisition of Controlling Interest Statute" applies to Nevada corporations that have at least 200 stockholders, with at least 100 stockholders of record being Nevada residents, and that do business directly or indirectly in Nevada.
Where applicable, the statute prohibits an acquiror from voting shares of a target company's stock after exceeding certain threshold ownership percentages, until the acquiror provides certain information to the company and a majority of the disinterested stockholders vote to restore the voting rights of the acquiror's shares at a meeting called at the request and expense of the acquiror. If the voting rights of such shares are restored, stockholders voting against such restoration may demand payment for the "fair value" of their shares (which is generally equal to the highest price paid in the transaction subjecting the stockholder to the statute).
The Nevada Code also restricts a "business combination" with "interested stockholders", unless certain conditions are met, with respect to corporations which have at least 200 stockholders of record.
A "business combination" includes (a) any merger with an "interested stockholder," or any other corporation which is or after the merger would be, an affiliate or associate of the interested stockholder, (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets, to an "interested stockholder," having (i) an aggregate market value equal to 5% or more of the aggregate market value of the corporation's assets; (ii) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation; or (iii) representing 10% or more of the earning power or net income of the corporation, (c) any issuance or transfer of shares of the corporation or its subsidiaries, to the "interested stockholder," having an aggregate market value equal to 5% or more of the aggregate market value of all the outstanding shares of the corporation, (d) the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by the "interested stockholder," (e) certain transactions which would result in increasing the proportionate percentage of shares of the corporation owned by the "interested stockholder," or (f) the receipt of benefits, except proportionately as a stockholder, of any loans, advances or other financial benefits by an "interested stockholder."
An "interested stockholder" is a person who, together with affiliates and associates, beneficially owns (or within the prior three years, did beneficially own) 10% or more of the corporation's voting stock.
A corporation to which this statute applies may not engage in a "combination" within three years after the interested stockholder acquired its shares, unless the combination or the interested stockholder's acquisition of shares was approved by the board of directors before the interested stockholder acquired the shares. If this approval was not obtained, then after the three year period expires, the combination may be consummated if all applicable statutory requirements are met and either (a) (i) the board of directors of the corporation approves, prior to such person becoming an "interested stockholder", the combination or the purchase of shares by the "interested stockholder" or (ii) the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the "interested stockholder" at a meeting called no earlier than three years after the date the "interested stockholder" became such or (b) (i) the aggregate amount of cash and the market value of consideration other than cash to be received by holders of common shares and holders of any other class or series of shares meets certain minimum requirements set forth in the statutes and (ii) prior to the consummation of the "combination", except in limited circumstances, the "interested stockholder" will not have become the beneficial owner of additional voting shares of the corporation.

Regulatory Requirements

To our knowledge, the only required regulatory or governmental approval or filings necessary in connection with the consummation of the merger would be the filing of Articles of Merger with the Department of State of Florida and the filing of Articles of Merger with the Secretary of State of Nevada.

Accounting Treatment

The Reincorporation would be accounted for as a reverse merger under which, for accounting purposes, Dakota Gold would be considered the acquirer and would be treated as the successor to Coastline’s historical operations. Accordingly, Coastline’s historical financial statements would be treated as the financial statements of Dakota Gold.

APPRAISAL RIGHTS

Stockholders of Coastline will have appraisal rights under Florida law as a result of the proposed Reincorporation. Stockholders who oppose the Reincorporation (“Dissenting Stockholders”) will have the right to receive payment for the value of their shares as set forth in Sections 607.1301 et seq. of the FBCA Act (the “Florida Dissent Provisions”). A copy of these sections is attached hereto as Appendix B to this Information Statement. The material requirements for a stockholder to properly exercise his or her rights are summarized below. However, these provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any stockholder wishing to assert such rights.

Under the FBCA, such appraisal rights will be available only to those stockholders who comply with  the  following  procedures:  (i) the Dissenting Stockholder  must file with Coastline prior to the Effective Date  written  notice of the intent to demand  payment for the shares of Coastline  capital stock;  (ii) the  Dissenting Stockholder  must refrain  from voting in favor of the Reincorporation;  (iii) within  twenty (20) days  after  the Dissenting Stockholder receives this Information Statement, the Dissenting Stockholder shall file a notice of election and a demand for payment of the fair value of his or her  shares.  Any Dissenting Stockholder filing an election to dissent shall deposit the certificates for his or her shares with Coastline simultaneously with the filing of the election to dissent. A shareholder of Coastline may dissent as to less than all of the shares held and, in such event, will be treated as two separate holders of Coastline shares.  Once Coastline offers to pay the Dissenting Stockholder, the notice of election cannot be withdrawn except with the consent of Coastline.  However,  the right of a  Dissenting Stockholder  to be paid the  fair  value of his or her  shares  shall  cease if (i) the demand is withdrawn, (ii) the Reincorporation is abandoned, (iii) no demand or petition for  determination of fair value is filed with the appropriate court within  the time  provided  by law or (iv) a court of competent  jurisdiction determines  that such  stockholder is not entitled to the relief provided by the Florida Dissent Provisions.

Within ten (10) days after the later of the expiration of the period in which the Dissenting Stockholder may file a notice of election to dissent or the Reincorporation, Coastline is required to make a written offer to each Dissenting Stockholder to purchase  his or her shares at a price  deemed by Coastline to be the fair value of such shares.  If,  within thirty (30) days after the making of such offer, any holder accepts the same, payment therefor shall be made within ninety (90) days after the  later  of  the  date  such  offer  was  made  or  the  consummation  of the Reincorporation.  However,  if,  within  such thirty (30) day  period,  Coastline and the Dissenting Stockholder are unable to agree with  respect to a price,  then Coastline within thirty (30) days after  receipt of written demand from such Dissenting Stockholder  given within sixty (60) days after the Reincorporation,  shall,  or at its election within such period may, file an action in a court of competent jurisdiction in Florida requesting that the fair value of the shares be found and determined. If Coastline fails to institute such proceedings, any Dissenting Stockholder may do so in the name of Coastline.  In such proceeding, the court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value.  Coastline shall pay each Dissenting Stockholder the amount found to be due within ten (10) days after final determination of the proceedings.  Upon payment of such judgment, the Dissenting Stockholder will cease to have any interest in the shares.

Any judgment rendered in any dissent proceeding may, at the discretion of the court, include any allowance for interest at such rate as the court may deem fair and equitable.  The cost and expenses of any such dissent proceeding shall be determined by the court and shall be assessed against Coastline, but all or any part of such costs and expenses may be apportioned and assessed against the Dissenting Stockholders, in such amount as the court deems equitable, if the court determines that Coastline made an offer to the Dissenting Stockholders and the failure to accept such offer was arbitrary, vexatious or not in good faith.  The expenses awarded by the court shall include compensation for reasonable expenses of any appraiser but shall not include the fees and expenses of counsel or experts employed by any party. If the fair value of the shares as determined by the proceeding, materially exceeds the amount which Coastline initially offered to pay, or if no offer was made, the court, in its discretion, may award to any Dissenting Stockholder who is a party to the proceeding such sum as the court may determine to be reasonable compensation for any attorney or expert employed by the Dissenting Stockholder in the proceeding.

The foregoing discussion only summarizes certain provisions of the Florida Dissent Provisions. Coastline shareholders are urged to review such provisions in their entirety, which are included as Appendix B to this Information Statement.  Any Coastline shareholder who intends to dissent from the Reincorporation  should review the text of the Florida  Dissent  Provisions carefully  and also  should  consult  with  his or her  attorney.  Any Company shareholders who fail to strictly follow the procedures set forth in such statutes will forfeit appraisal rights.

IF YOU FAIL TO COMPLY STRICTLY WITH THE PROCEDURES DESCRIBED ABOVE, YOU WILL LOSE YOUR APPRAISAL RIGHTS. CONSEQUENTLY, IF YOU WISH TO EXERCISE YOUR APPRAISAL RIGHTS, WE STRONGLY URGE YOU TO CONSULT A LEGAL ADVISOR BEFORE ATTEMPTING TO EXERCISE YOUR APPRAISAL RIGHTS.

BOARD OF DIRECTORS AND COMMITTEES INFORMATION

Currently, our Board of Directors consists of Dan Nijjar and Toni A. Eldred. We are not actively seeking additional board members. At present, the Board of Directors has established one committee: the independent audit committee, whose appointment is currently vacant.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long-term compensation of our Chief Executive Officer, and the most highly compensated employees and/or executive officers who served at the end of the fiscal year April 30, 2010 and for the year ended April 30, 2009, and whose salary and bonus exceeded $100,000 for the fiscal years ended April 30, 2010 and for the year ended April 30, 2009, for services rendered in all capacities to us. The listed individuals shall be hereinafter referred to as the "Named Executive Officers."  There has been no compensation paid to any officer, director or other employee for the year ended April 30, 2010.

Summary Compensation

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Dan Nijjar 1,2	2010	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
President/Treasurer and CEO, CFO, Director

Toni A. Eldred 1,3	2010	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
President/Treasurer and	2009	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
CEO, CFO, Director	2008	5,000	-0-	-0-	-0-	-0-	-0-	-0-	5,000
	2007	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2006	-NA-	-NA-	-NA-	-NA-	-NA-	-NA-	-NA-	-NA-

Alex Long 4,	2010	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Director	2009	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2008	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2007	-0-	-0-	$3,000	-0-	-0-	-0-	-0-	$3,000
	2006	-NA-	-NA-	-NA-	-NA-	-NA-	-NA-	-NA-	-NA-

Nanuk Warman5,	2010	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Director	2008	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2007	-0-	-0-	$3,000	-0-	-0-	-0-	-0-	$3,000
	2006	-NA-	-NA-	-NA-	-NA-	-NA-	-NA-	-NA-	-NA-

1.               From inception until July 8, 2010, Toni A. Eldred was the majority owner and President of the organization. On July 8, 2010, Ms. Eldred entered into a Stock Purchase Agreement which provided for the sale of 600,000 shares of common stock of the Company (the “Purchased Shares”) to Daulat (Dan) Nijjar (the “Purchaser”). Effective as of July 8, 2010, in connection with the disposition of the Purchased Shares Toni Eldred resigned from her positions as the President, Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, Secretary and Treasurer of the Company and the Board of Directors of the Company elected Daulat (Dan) Nijjar as President, Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, Secretary, Treasurer and Director of the Company.

2                     There is no employment contract with Mr. Nijjar at this time. Nor are there any agreements for compensation in the future. A salary and stock options and/or warrants program may be developed in the future.

3               There is no employment contract with Ms. Eldred at this time. Nor are there any agreements for compensation in the future. A salary and stock options and/or warrants program may be developed in the future. Ms. Eldred resigned as a Director of the Company effective August 14, 2010.

4             There is no employment contract with Mr. Long at this time. Nor are there any agreements for compensation in the future. A salary and stock options and/or warrants program may be developed in the future.

5             There is no employment contract with Mr. Warman at this time. Nor are there any agreements for compensation in the future. A salary and stock options and/or warrants program may be developed in the future.

Additional Compensation of Directors

With the exception of Mr. Jim Poulter who was appointed to the Company’s Board of Directors on August 13, 2010, all of our directors are unpaid.  Mr. Poulter began receiving $500 per month to serve as a member of the Board of Directors effective with his appointment.

Employment Agreements

Currently, we have no employment agreements with any of our Directors or Officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who beneficially own more than 10% of our Common Stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. The Company was not subject to the requirements of Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended April 30, 2010. Therefore, our directors, executive officers and any persons holding more than 10% of our common stock were not required to file with the Securities and Exchange Commission reports of their initial ownership of our common stock and any changes in ownership of such common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of October 11, 2010, the number of shares of Common Stock beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of Common Stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within sixty (60) days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 342,999 issued and outstanding shares of Common Stock.  Unless otherwise indicated, the business address of each such person is c/o Coastline Corporate Services, Inc.
701 N. Green Valley Parkway, Suite 200, Henderson, Nevada, 89074.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Daulat Nijjar	197,500	57.6%
Jim Poulter	0	0%
All directors and executive officers (2)	0	57.6%

CHANGE IN ACCOUNTANTS

 There have been no changes in our accountants and have no disagreements with regard to accounting and financial disclosure.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of the following parties has, since the date of incorporation of the Company, had any material interest, direct or indirect, in any transaction with the Company or in any presently proposed transaction that has or will materially affect us:

-	any of our directors or officers;

-	any person proposed as a nominee for election as a director;

-	any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock; or

-	any relative or spouse of any of the foregoing persons who has the same house as such person.

INTEREST OF CERTAIN PERSONS IN OR IN
OPPOSITION TO MATTERS TO BE ACTED UPON

No director, executive officer, associate of any officer or director or executive officer, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the Reincorporation or name change which is not shared by all other stockholders.

OTHER MATTERS

The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Coastline’s voting stock.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT:

Coastline Corporate Services, Inc.
701 N. Green Valley Parkway
Suite 200
Henderson, Nevada, 89074
By Order of the Board of Directors,

/s/ Daulat Nijjar
Daulat Nijjar, Director, President,
Treasurer, Principal Executive Officer, and
Principal Financial Officer

Appendices

Appendix A	Agreement and Plan of Merger
Appendix B	Florida Business Corporation Act Sections 607.1301 et seq.
Appendix C	Articles of Incorporation of Coastline Corporate Services, Inc.
Appendix D	Bylaws of Coastline Corporate Services, Inc.
Appendix E	Amended and Restated Articles of Incorporation of Dakota Gold Corp.
Appendix F	Bylaws of Dakota Gold Corp.

APPENDIX A

AGREEMENT AND PLAN OF MERGER
OF
COASTLINE CORPORATE SERVICES, INC.
(a Florida corporation)
AND
DAKOTA GOLD CORP.
(a Nevada corporation)

AGREEMENT AND PLAN OF MERGER (this “Agreement”) entered into on October __, 2010 by Coastline Corporate Services, Inc., a Florida corporation ("Coastline"), and approved by resolution adopted by its Board of Directors on said date, and entered into on October __, 2010, by Dakota Gold Corp., a Nevada corporation ("Dakota Gold"), and approved by resolution adopted by its Board of Directors on said date.

WHEREAS, Coastline is a business corporation established under the laws of the State of Florida;

WHEREAS, Dakota Gold is a business corporation established under the laws of the State of Nevada;

WHEREAS, Dakota Gold is the wholly-owned subsidiary of Coastline;

WHEREAS, the Florida Business Corporation Act (the “FBCA”) permits a merger of a business corporation of the State of Florida with and into a business corporation of another jurisdiction;

WHEREAS, Coastline does not intend to carry on any business except the business necessary to wind up and liquidate its business and affairs by means of the Merger (hereinafter defined); and

WHEREAS, Coastline and Dakota Gold and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Coastline with and into Dakota Gold (the “Merger”) pursuant to the provisions of the FBCA and pursuant to the provisions of the NRS upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by Coastline and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by Dakota Gold and approved by a resolution adopted by its Board of Directors, the Merger and the terms and conditions thereof and the mode of carrying the same into effect, are hereby determined and agreed upon as hereinafter set forth in this Agreement.

1.              Coastline shall, pursuant to the provisions of the FBCA and to the provisions of the NRS, be merged with and into Dakota Gold, which shall be the surviving corporation from and after the effective time of the Merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under the name Dakota Gold Holding Inc. pursuant to the provisions of the NRS. The separate existence of Coastline, which is sometimes hereinafter referred to as the "terminating corporation", shall cease at said effective time in accordance with the provisions of the FBCA.

2.              The present Articles of Incorporation of the Dakota Gold will be the Articles of Incorporation of the surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the NRS.

3.              The present By-Laws of the Dakota Gold will be the By-Laws of the surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the NRS.

4.              The directors and officers in office of the surviving corporation at the effective time of the Merger shall be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

5.              Each issued share of the common stock of the terminating corporation shall, from and after the effective time of the Merger, be converted into one (1) share of the common stock of the surviving corporation. The surviving corporation shall not issue any certificate or scrip representing a fractional share of common stock but shall instead issue one (1) full share for any fractional interest arising from the Merger.

6.              Stockholders of the terminating corporation shall continue to have rights to notices, distributions or voting with respect to the surviving corporation, and shall receive certificates representing shares of the surviving corporation upon tender of certificates representing shares of the terminating corporation for exchange.

7.              Except to the extent otherwise provided in the terms of outstanding options, warrants or other rights to purchase, or securities convertible into or exchangeable for common stock of the terminating corporation, each outstanding option, warrant or other right to purchase, and each outstanding security convertible into or exchangeable for common stock shall be converted into an option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation on the basis of one (1) share of the common stock of the surviving corporation for each share of common stock of the terminating corporation. The exercise price or conversion ratio set forth in such option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation shall be ratably adjusted so that the total exercise or conversion price shall be the same as under the option, warrant, or other right to purchase, or security convertible into or exchangeable for common stock of the terminating corporation.

8.              In the event that this Agreement shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the FBCA and upon behalf of the surviving corporation in accordance with the provisions of the NRS, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Florida and by the laws of the State of Nevada, and that they will cause to be performed all necessary acts within the State of Florida and the State of Nevada and elsewhere to effectuate the Merger herein provided for.

9.              The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement or of the Merger described herein.

10.              The effective time of this Agreement and the time at which the Merger shall become effective in the State of Florida and the State of Nevada, shall be on the last to occur of:

(a)
the date this Agreement, or a certificate of merger meeting the requirements of this Agreement, is filed with the Secretary of State of the State of Nevada; or

(b)
the date this Agreement, or a certificate of merger meeting the requirements of the FBCA, is filed with the Secretary of State of the State of Florida.

11.              Notwithstanding the full approval and adoption of this Agreement, this Agreement may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Nevada.

12.              Notwithstanding the full approval and adoption of this Agreement, this Agreement may be amended at any time and from time to time prior to the filing thereof with the Secretary of State of the State of Florida and at any time and from time to time prior to the filing of any requisite merger documents with the Secretary of State of the State of Nevada except that, without the approval of the stockholders of Coastline and the stockholders of Dakota Gold, no such amendment may (a) change the rate of exchange for any shares of Coastline or the types or amounts of consideration that will be distributed to the holders of the shares of stock of Coastline; (b) any term of the Articles of Incorporation of the surviving corporation; or (c) adversely affect any of the rights of the stockholders of Coastline or Dakota Gold.

IN WITNESS WHEREOF, this Plan and Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties hereto.

Dated:   October __, 2010

COASTLINE CORPORATE SERVICES, INC., a Florida corporation By:_/s/_Daulat Nijjar________________ Name: Daulat Nijjar Title: President and Chief Executive Officer

DAKOTA GOLD CORP., a Nevada corporation By:______________________________ Name: Title:

APPENDIX B

SELECTED PROVISIONS OF THE FLORIDA BUSINESS CORPORATION ACT

§ 607.1301.  Appraisal rights; definitions

The following definitions apply to ss. 607.1302-607.1333:

(1)  "Affiliate" means a person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof. For purposes of s. 607.1302(2)(d), a person is deemed to be an affiliate of its senior executives.

(2)  "Beneficial shareholder" means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner's behalf.

(3)  "Corporation" means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in ss. 607.1322-607.1333, includes the surviving entity in a merger.

(4)  "Fair value" means the value of the corporation's shares determined:

(a)  Immediately before the effectuation of the corporate action to which the shareholder objects.

(b)  Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable to the corporation and its remaining shareholders.

(c)  For a corporation with 10 or fewer shareholders, without discounting for lack of marketability or minority status.

(5)  "Interest" means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.

(6)  "Preferred shares" means a class or series of shares the holders of which have preference over any other class or series with respect to distributions.

(7)  "Record shareholder" means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

(8)  "Senior executive" means the chief executive officer, chief operating officer, chief financial officer, or anyone in charge of a principal business unit or function.

(9)  "Shareholder" means both a record shareholder and a beneficial shareholder.

§ 607.1302.  Right of shareholders to appraisal

(1) (Effective until January 1, 2006) A shareholder is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder's shares, in the event of any of the following corporate actions:

(a) Consummation of a merger to which the corporation is a party if shareholder approval is required for the merger by s. 607.1103 and the shareholder is entitled to vote on the merger or if the corporation is a subsidiary and the merger is governed by s. 607.1104;

(b) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

(c) Consummation of a disposition of assets pursuant to s. 607.1202 if the shareholder is entitled to vote on the disposition, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(d) Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval; or

(e) With regard to a class of shares prescribed in the articles of incorporation prior to October 1, 2003, including any shares within that class subsequently authorized by amendment, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1. Altering or abolishing any preemptive rights attached to any of his or her shares;

2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation.

(1) (Effective January 1, 2006) A shareholder of a domestic corporation is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder's shares, in the event of any of the following corporate actions:

(a) Consummation of a conversion of such corporation pursuant to s. 607.1112 if shareholder approval is required for the conversion and the shareholder is entitled to vote on the conversion under ss. 607.1103 and 607.1112(6), or the consummation of a merger to which such corporation is a party if shareholder approval is required for the merger under s. 607.1103 and the shareholder is entitled to vote on the merger or if such corporation is a subsidiary and the merger is governed by s. 607.1104;

(b) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

(c) Consummation of a disposition of assets pursuant to s. 607.1202 if the shareholder is entitled to vote on the disposition, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(d) An amendment of the articles of incorporation with respect to the class or series of shares which reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created;

(e) Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval; or

(f) With regard to a class of shares prescribed in the articles of incorporation prior to October 1, 2003, including any shares within that class subsequently authorized by amendment, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1. Altering or abolishing any preemptive rights attached to any of his or her shares;

2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation.

(2) Notwithstanding subsection (1), the availability of appraisal rights under paragraphs (1)(a), (b), (c), and (d) shall be limited in accordance with the following provisions:

(a) Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

1. Listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

2. Not so listed or designated, but has at least 2,000 shareholders and the outstanding shares of such class or series have a market value of at least $ 10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10 percent of such shares.

(b) The applicability of paragraph (a) shall be determined as of:

1. The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

2. If there will be no meeting of shareholders, the close of business on the day on which the board of directors adopts the resolution recommending such corporate action.

(c) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (a) at the time the corporate action becomes effective.

(d) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares if:

1. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who:

a. Is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of 20 percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within 1 year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or

b. Directly or indirectly has, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the appointment or election of 25 percent or more of the directors to the board of directors of the corporation; or

2. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to such corporate action by a person, or by an affiliate of a person, who is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than:

a. Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action;

b. Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in s. 607.0832; or

c. In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate.

(e) For the purposes of paragraph (d) only, the term "beneficial owner" means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares, provided that a member of a national securities exchange shall not be deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because such member is the recordholder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby shall be deemed to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group.

(3) Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within 1 year of that date if such action would otherwise afford appraisal rights.

(4) A shareholder entitled to appraisal rights under this chapter may not challenge a completed corporate action for which appraisal rights are available unless such corporate action:

(a) Was not effectuated in accordance with the applicable provisions of this section or the corporation's articles of incorporation, bylaws, or board of directors' resolution authorizing the corporate action; or

(b) Was procured as a result of fraud or material misrepresentation.

§ 607.1303.  Assertion of rights by nominees and beneficial owners

(1) A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder's name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder's name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder's other shares were registered in the names of different record shareholders.

(2) A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

(a) Submits to the corporation the record shareholder's written consent to the assertion of such rights no later than the date referred to in s. 607.1322(2)(b)2.

(b) Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

§ 607.1320.  Notice of appraisal rights

(1) If proposed corporate action described in s. 607.1302(1) is to be submitted to a vote at a shareholders' meeting, the meeting notice must state that the corporation has concluded that shareholders are, are not, or may be entitled to assert appraisal rights under this chapter. If the corporation concludes that appraisal rights are or may be available, a copy of ss. 607.1301-607.1333 must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

(2) In a merger pursuant to s. 607.1104, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within 10 days after the corporate action became effective and include the materials described in s. 607.1322.

(3) If the proposed corporate action described in s. 607.1302(1) is to be approved other than by a shareholders' meeting, the notice referred to in subsection (1) must be sent to all shareholders at the time that consents are first solicited pursuant to s. 607.0704, whether or not consents are solicited from all shareholders, and include the materials described in s. 607.1322.

§ 607.1321.  Notice of intent to demand payment

(1) If proposed corporate action requiring appraisal rights under s. 607.1302 is submitted to a vote at a shareholders' meeting, or is submitted to a shareholder pursuant to a consent vote under s. 607.0704, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

 (a) Must deliver to the corporation before the vote is taken, or within 20 days after receiving the notice pursuant to s. 607.1320(3) if action is to be taken without a shareholder meeting, written notice of the shareholder's intent to demand payment if the proposed action is effectuated.

(b) Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

(2) A shareholder who does not satisfy the requirements of subsection (1) is not entitled to payment under this chapter.

§ 607.1322.  Appraisal notice and form

(1) If proposed corporate action requiring appraisal rights under s. 607.1302(1) becomes effective, the corporation must deliver a written appraisal notice and form required by paragraph (2)(a) to all shareholders who satisfied the requirements of s. 607.1321. In the case of a merger under s. 607.1104, the parent must deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

(2) The appraisal notice must be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must:

(a) Supply a form that specifies the date that the corporate action became effective and that provides for the shareholder to state:

1. The shareholder's name and address.

2. The number, classes, and series of shares as to which the shareholder asserts appraisal rights.

3. That the shareholder did not vote for the transaction.

4. Whether the shareholder accepts the corporation's offer as stated in subparagraph (b)4.

5. If the offer is not accepted, the shareholder's estimated fair value of the shares and a demand for payment of the shareholder's estimated value plus interest.

(b) State:

1. Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subparagraph 2.

2. A date by which the corporation must receive the form, which date may not be fewer than 40 nor more than 60 days after the date the subsection (1) appraisal notice and form are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date.

3. The corporation's estimate of the fair value of the shares.

4. An offer to each shareholder who is entitled to appraisal rights to pay the corporation's estimate of fair value set forth in subparagraph 3.

5. That, if requested in writing, the corporation will provide to the shareholder so requesting, within 10 days after the date specified in subparagraph 2., the number of shareholders who return the forms by the specified date and the total number of shares owned by them.

6. The date by which the notice to withdraw under s. 607.1323 must be received, which date must be within 20 days after the date specified in subparagraph 2.

 (c) Be accompanied by:

1. Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of the fiscal year ending not more than 15 months prior to the date of the corporation's appraisal notice, an income statement for that year, a cash flow statement for that year, and the latest available interim financial statements, if any.

2. A copy of ss. 607.1301-607.1333.

§ 607.1323.  Perfection of rights; right to withdraw

(1) A shareholder who wishes to exercise appraisal rights must execute and return the form received pursuant to s. 607.1322(1) and, in the case of certificated shares, deposit the shareholder's certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to s. 607.1322(2)(b)2. Once a shareholder deposits that shareholder's certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection (2).

(2) A shareholder who has complied with subsection (1) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to s. 607.1322(2)(b)6. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation's written consent.

(3) A shareholder who does not execute and return the form and, in the case of certificated shares, deposit that shareholder's share certificates if required, each by the date set forth in the notice described in subsection (2), shall not be entitled to payment under this chapter.

§ 607.1324.  Shareholder's acceptance of corporation's offer

(1) If the shareholder states on the form provided in s. 607.1322(1) that the shareholder accepts the offer of the corporation to pay the corporation's estimated fair value for the shares, the corporation shall make such payment to the shareholder within 90 days after the corporation's receipt of the form from the shareholder.

(2) Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares.

§ 607.1326.  Procedure if shareholder is dissatisfied with offer

(1) A shareholder who is dissatisfied with the corporation's offer as set forth pursuant to s. 607.1322(2)(b)4. must notify the corporation on the form provided pursuant to s. 607.1322(1) of that shareholder's estimate of the fair value of the shares and demand payment of that estimate plus interest.

(2) A shareholder who fails to notify the corporation in writing of that shareholder's demand to be paid the shareholder's stated estimate of the fair value plus interest under subsection (1) within the timeframe set forth in s. 607.1322(2)(b)2. waives the right to demand payment under this section and shall be entitled only to the payment offered by the corporation pursuant to s. 607.1322(2)(b)4.

§ 607.1330.  Court action

(1) If a shareholder makes demand for payment under s. 607.1326 which remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, any shareholder who has made a demand pursuant to s. 607.1326 may commence the proceeding in the name of the corporation.

(2) The proceeding shall be commenced in the appropriate court of the county in which the corporation's principal office, or, if none, its registered office, in this state is located. If the corporation is a foreign corporation without a registered office in this state, the proceeding shall be commenced in the county in this state in which the principal office or registered office of the domestic corporation merged with the foreign corporation was located at the time of the transaction.

(3) All shareholders, whether or not residents of this state, whose demands remain unsettled shall be made parties to the proceeding as in an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each shareholder party who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident shareholder party by registered or certified mail or by publication as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) is plenary and exclusive. If it so elects, the court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them or in any amendment to the order. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings. There shall be no right to a jury trial.

(5) Each shareholder made a party to the proceeding is entitled to judgment for the amount of the fair value of such shareholder's shares, plus interest, as found by the court.

(6) The corporation shall pay each such shareholder the amount found to be due within 10 days after final determination of the proceedings. Upon payment of the judgment, the shareholder shall cease to have any interest in the shares.

§ 607.1331.  Court costs and counsel fees

(1) The court in an appraisal proceeding shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(2) The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

   (a) Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with ss. 607.1320 and 607.1322; or

   (b) Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(3) If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

(4) To the extent the corporation fails to make a required payment pursuant to s. 607.1324, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

§ 607.1332.  Disposition of acquired shares

Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this chapter, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger or share exchange, they may be held and disposed of as the plan of merger or share exchange otherwise provides. The shares of the surviving corporation into which the shares of such shareholders demanding appraisal rights would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

§ 607.1333.  Limitation on corporate payment

(1) No payment shall be made to a shareholder seeking appraisal rights if, at the time of payment, the corporation is unable to meet the distribution standards of s. 607.06401. In such event, the shareholder shall, at the shareholder's option:

(a) Withdraw his or her notice of intent to assert appraisal rights, which shall in such event be deemed withdrawn with the consent of the corporation; or

(b) Retain his or her status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the shareholders not asserting appraisal rights, and if it is not liquidated, retain his or her right to be paid for the shares, which right the corporation shall be obliged to satisfy when the restrictions of this section do not apply.

(2) The shareholder shall exercise the option under paragraph (1)(a) or paragraph (b) by written notice filed with the corporation within 30 days after the corporation has given written notice that the payment for shares cannot be made because of the restrictions of this section. If the shareholder fails to exercise the option, the shareholder shall be deemed to have withdrawn his or her notice of intent to assert appraisal rights.

APPENDIX C

ARTICLES OF INCORPORATION
OF
COASTLINE CORPORATE SERVICES, INC.
A Florida Corporation

ARTICLE I.

The name of the corporation shall be Coastline Corporate Services, Inc. and shall be governed by Title XXXVI Chapter 607 of the Florida Statutes.

ARTICLE II.

The nature of the business of the corporation shall be to engage in any lawful activity permitted by the laws of the State of Florida, and desirable to support the continued existence of the corporation.

ARTICLE III.

The total authorized capital stock of the corporation shall be One Hundred Million (100,000,000) shares of $.001 par value common stock, all or any part of which capital stock may be paid for in cash, in property or in labor and services at a fair valuation to be fixed by the Board of Directors. Such stock may be issued from time to time without any action by the stockholders for such consideration as may be fixed from time to time by the Board of Directors, and shares so issued, the full consideration for which has been paid or delivered shall be deemed the fully paid up stock, and the holder of such shares shall not be liable for any further payment thereof. Each share of stock shall have voting privileges and will be eligible for dividends.

There shall be one class of preferred blank check stock that may be issued by the corporation solely at the discretion of the Board of Directors.

ARTICLE IV.

The initial principal office of the corporation shall be: 6860 Gulfport Blvd. South, #162, St. Petersburg, FL 33707 located in Pinellas County, Florida. The corporation shall have the power to establish other offices both within and without the State of Florida.

ARTICLE V.

The corporation shall have perpetual existence.

ARTICLE VI.

The registered agent and the office of the resident agent shall be as follows:

Diane J. Harrison, Esq.:  6860 Gulfport Blvd. South, #162, St. Petersburg, Florida 33707.

ARTICLE VII.

The governing board of this corporation shall be known as Directors, which shall consist of not less than one (1) Director and not more than fifteen (15) directors and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the By-Laws of this corporation, provided that the number of directors shall not be reduced to less than one (1) Director. The election of directors shall be on an annual basis.  Each of the said Directors shall be of full and legal age.  A quorum for the transaction of business shall be a simple majority of the Directors so qualified and present at a meeting. Meetings of the Board of Directors may be held within or without the State of Florida and members of the Board of Directors need not be stockholders.

ARTICLE VIII.

The names and post office addresses of the Board of Directors of the corporation are:

Toni A. Lizzano-Gratton: 14495 Red Bird Court, Seminole, Florida 33776.

ARTICLE IX.

The names and post office addresses of the Officers, subject to this Charter and the By- Laws of the corporation and the laws of the State of Florida, shall hold office for the first year of business or until removal, resignation or an election is held by the Board of Directors for the election of the officers and or the successors have been duly elected and qualified are:

President:  Toni A. Lizzano-Gratton: 14495 Red Bird Court, Seminole, Florida 33776.
Secretary:  Diane J. Harrison, Esq.:  6860 Gulfport Blvd. South, #162, St. Petersburg, FL 33707.

ARTICLE X.

The name and post office address of the original incorporator of these Articles of Incorporation is:

Diane J. Harrison, Esq.: 6860 Gulfport Blvd. South, #162, St. Petersburg, Florida 33707.

ARTICLE XI.

It is specified that the date when the corporate existence of the corporation shall commence is the date of filing by the Secretary of State of these Articles of Incorporation.

ARTICLE X.

The corporation shall have the power to indemnify any officer, director, or former officer or director, to the fullest extent permitted by law.

ARTICLE XI.

If all of the directors severally and collectively consent in writing to any action taken or to be taken by the Corporation, and the writings evidencing their consent are filed with the Secretary of the Corporation, the action shall be as valid as though it had been authorized at a meeting of the Board of Directors.

The undersigned, being the original incorporator hereinbefore named, for the purpose of forming a corporation to do business both within and without the State of Florida, and in pursuance of the general corporation law of the State of Florida, does make and file this certificate, hereby declaring and certifying the facts hereinabove stated are true, and accordingly has hereunto set her hand this 24th day of October, 2006.

I further declare under penalty of perjury under the laws of the State of Florida that the matters set forth in these Articles of Incorporation are true and correct to the best of my knowledge.

/s/DIANE J. HARRISON
Diane J. Harrison, Esq.

WRITTEN ACCEPTANCE BY REGISTERED AGENT

I, Diane J. Harrison, Esq., the undersigned, being the registered agent for COASTLINE CORPORATE SERVICES, INC., do hereby state that I am familiar with and accept the duties and responsibilities as registered agent for the said corporation. I hereby declare and certify the facts hereinabove stated are true, and accordingly hereunto set my hand this 24th day of October, 2006.

/s/DIANE J. HARRISON
Diane J. Harrison, Esq.

APPENDIX D

Amended By Laws

of

Coastline Corporate Services, Inc.

ARTICLE I - OFFICES

The principal office of the corporation shall be established and maintained as designated in the Articles of Incorporation. The corporation may also have offices at such places within or without the State of Florida as the Board of Directors (hereinafter, "Board") may from time to time establish.

ARTICLE II - STOCKHOLDERS

PLACE OF MEETINGS.  Meetings of the Stockholders shall be held at the principal office of the corporation or at such place within or without the State of Florida as the Board shall authorize.

ANNUAL MEETING. The annual meeting of Stockholders shall be held on the first Monday of each year in the month which this Corporation's initial Articles of Incorporation were first filed with the Secretary of State; however, if such day falls on a legal holiday, then on the next business day following at the same time, the Stockholders shall elect a Board and transact such other business as may properly come before the meeting.

SPECIAL MEETINGS.  Special meetings of the Stockholders may be called by the Board or by the President or at the written request of Stockholders owning a majority of the stock entitled to vote at such meeting. A meeting requested by the Stockholders shall be called for a date not less than ten nor more than sixty days after a request is made. The Secretary shall issue the call for the meeting unless the President, the Board or the Stockholders shall designate another to make said call.

NOTICE OF MEETINGS.  Written Notice of each meeting of Stockholders shall state the purpose of the meeting and the time and place of the meeting. Notice shall be mailed to each Stockholder, having the right and entitled to vote at such meetings, at his last address as it appears on the records of the corporation, not less than ten nor more than sixty days before the date set for such meeting. Such notice shall be sufficient for the meeting and any adjournment thereof. If any Stockholder shall transfer h is stock after notice, it shall not be necessary to notify the transferee. Any Stockholder may waive notice of any meeting either before, during or after the meeting.

RECORD DATE.  The Board may fix a record date not more than forty days prior to the date set for a meeting of Stockholders as the date of which the Stockholders of record who have the right to and are entitled to notice of and to vote at such meeting and any adjournment thereof shall be determined. Notice that such date has been fixed may be published in the city, town or county where the principal office of the corporation is located and in each city or town where a transfer agent of the stock of the corporation is located.

VOTING.  Every Stockholder shall be entitled at each meeting and upon each proposal presented at each meeting to one vote for each share of voting stock recorded in his name on the books of the corporation on the record date as fixed by the Board. If no record date was fixed, on the date of the meeting the book of records of Stockholders shall be produced at the meeting upon the request of any Stockholder. Upon demand of any Stockholder, the vote for Directors and the vote upon any question before the meeting shall be by ballot. All elections for Directors shall be decided by plurality vote; all other questions shall be decided by majority vote.

QUORUM.  The presence, in person or by proxy, of Stockholders holding a majority of the stock of the corporation entitled to vote shall constitute a quorum at all meetings of the Stockholders. In case quorum shall not be present at any meeting, a majority in interest of the Stockholders entitled to vote thereat present in person or by proxy, shall have power to adjourn the meeting from time to time, out notice other than announcement at the meeting, until the requisite amount of stock entitled to shall be present. At any such adjourned meeting at which the requisite amount of stock entitled to vote be represented, any business may be transacted which might have been transacted at the meeting as originally noticed; but only those Stockholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof.

PROXIES.  At any Stockholders' meeting or any adjournment thereof, any Stockholder of record having the right and entitled to vote thereat may be represented and vote by proxy appointed in an instrument. No such proxy shall be voted after three years from the date of the instrument unless the instrument provides for a longer period. In the event that any such instrument provides for or more persons to act as proxies, a majority of such persons present at the meeting, or if only one 'resent, that one, shall have all the powers conferred by the instrument upon all persons so designated unless the instrument shall otherwise provide.

STOCKHOLDER LIST.  After fixing a record date for a meeting, the corporation shall prepare an alphabetical list of the names of all its Stockholders who are entitled to notice of a Stockholders' ting. Such list shall be arranged by voting group with the names and addresses of, and the number class and series if any, of shares held by each. This list shall be available for inspection by any Stockholder for a period of ten days prior to the meeting.

ARTICLE III - DIRECTORS

BOARD OF DIRECTORS.  The business of the corporation shall be managed and its corporate powers exercised by a Board each of whom shall be of full age. It shall not be necessary for Directors to be Stockholders. The number of Director(s) shall be determined by the Stockholders at their annual meeting.

ELECTION AND TERM OF DIRECTORS.  Directors shall be elected at the annual meeting of stockholders and each Director elected shall hold office until his successor has been elected and qualified, or until the Director's prior resignation or removal.

VACANCIES. If the office of any Director, member of a committee or other office becomes vacant the remaining Directors in office, by a majority vote, may appoint any qualified person to fill such vacancy, who shall hold office for the unexpired term and until a successor shall be duly chosen.

REMOVAL OF DIRECTORS.  Any or all of the Directors may be removed with or without cause by a vote of a majority of all the stock outstanding and entitled to vote at a special meeting of Stockholders called for that purpose.

NEWLY CREATED DIRECTORSHIPS.  The number of Directors may be increased by amendment of these By-laws by the affirmative vote of a majority of the Directors, though less than a quorum, or, by the affirmative vote of a majority in interest of the Stockholders, at the annual meeting or at a special meeting called for that purpose, and by like vote the additional Directors may be chosen at such meeting to hold office until the next annual election and until their successors are elected and qualify.

RESIGNATION.  A Director may resign at any time by giving written notice to the Board, the President or the Secretary of the Corporation. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the Board or such officer, and the acceptance of the resignation shall not be necessary to make it effective.

QUORUM OF D1RECTORS.  A majority of the Directors shall constitute a quorum for the transaction of business. If at any meeting of the Board there shall be less than a quorum present, a majority of those present may adjourn the meeting until a quorum is obtained and no further notice thereof need be given other than by announcement at the meeting which shall be so adjourned.

PLACE AND TIME OF BOARD MEETINGS.  The Board may hold its meetings at the office of the corporation or at such other places either within or without the State of Florida as it may from time to time determine.

MEETINGS.

An annual meeting of the Board shall be held immediately following the annual meeting of the Stockholders at the place of such annual meeting of Stockholders.

The Board shall also hold regular quarterly meetings on the third Friday following the end of the fiscal quarter or year to review the quarter or annual financial statements and to conduct such other business as may be brought.

NOTICE OF MEETINGS OF THE BOARD.   Regular meetings of the Board may be held without notice at such time and place as it shall from time to time determine. Special meetings of the Board shall be held upon notice to the Directors and may be called by the President upon three days notice to each Director either personally or by mail or by wire or by facsimile; special meetings shall be called by the President or by the Secretary in a like manner on written request by two Directors. Notice of a meeting need not be given to any Director who submits a Waiver of Notice whether before or after the meeting or who attends the meeting without protesting prior thereto or at its commencement, the lack of notice to him.

EXECUTIVE AND OTHER COMMITTEES.  The Board, by resolution, may designate one or more of their number to one or more committees, which, to the extent provided in said resolution or these By-laws may exercise the powers of the Board in the management of the business of the corporation.

COMPENSATION.  No compensation shall be paid to Directors, as such for their services, but by resolution of the Board a fixed sum and expenses for actual attendance, at each regular or special meeting of the Board may be authorized. Nothing herein contained shall be construed to preclude any Director from serving the corporation in any other capacity and receiving compensation therefore.

ARTICLE IV - OFFICERS

OFFICERS. ELECTION AND TERM.

The Board may elect or appoint a Chairman, a President, one or more Vice-Presidents, a Secretary, an Assistant Secretary, a Treasurer and an Assistant Treasurer and such other officers as it may determine who shall have duties and powers as hereinafter provided.

All officers shall be elected or appointed to hold office until the meeting of the Board following the next annual meeting of Stockholders and until their successors have been elected or appointed and qualified.

2.           REMOVAL. RESIGNATION. SALARY. ETC.

Any officer elected or appointed by the Board may be removed by the Board with or without cause.

In the event of the death, resignation or removal of an officer, the Board in its discretion may elect or appoint a successor to fill the unexpired term.

Any two or more offices may be held by the same person.

The salaries of all officers shall be fixed by the Board.

The Directors may require any officer to give security for the faithful performance of his duties.

CHAIRMAN.  The Chairman of the Board, if one be elected, shall preside at all meetings of the Board and shall have and perform such other duties from time to time as may be assigned to him by the Board or the executive committee.

PRESIDENT.  The President may be the chief executive officer of the corporation and shall have the general powers and duties of supervision and management usually vested in the office of the President of the corporation. The President shall preside at all meetings of the Stockholders if present thereat, and in the absence or non-election of the Chairman of the Board, at all meetings of the Board, and shall have general supervision direction and control of the business of the corporation. Except as the Board shall authorize the execution thereof in some other manner, the President shall execute bonds, mortgages and other contracts in behalf of the corporation and shall cause the seal to be affixed to any instrument requiring it and when so affixed, the seal shall be attested by the signature of the Secretary or the Treasurer or an Assistant Secretary or an Assistant Treasurer.

VICE PRESIDENTS.  During the absence or disability of the President, the Vice-President, or if there be more than one, the executive Vice-President, shall have all the powers and functions of the President. Each Vice-President shall perform such other duties as the Board shall prescribe.

SECRETARY.  The Secretary shall attend all meetings of the Board and of the Stockholders, record all votes and minutes of all proceedings in a book to kept for that purpose, give or cause to be given notice of all meetings of Stockholders and of meetings and special meetings of the Board, keep in safe custody the seal of the corporation and affix it to any instrument when authorized by the Board. or the President, when required, prepare or cause to be prepared and available at each meeting of Stockholders a certified list in alphabetical order of the names of Stockholders entitled to vote thereat, indicating the number of shares of each respective class held by each, keep all the documents and records of the corporation as required by law or otherwise in a proper and safe manner, and perform such other duties as may be prescribed by the Board or assigned by the President.

ASSISTANT SECRETARIES.  During the absence or disability of the Secretary, the Assistant-Secretary, or if there are more than one, the one so designated by the Secretary or by the Board, shall have all the powers and functions of the Secretary.

TREASURER.  The Treasurer shall have the custody of the corporate funds and securities, keep full and accurate accounts of receipts and disbursements in the corporate books, deposit all money and other valuables in the name and to the credit of the corporation in such depositories as may be designated by the Board, disburse the funds of the corporation as may be ordered or authorized by the Board and preserve proper vouchers for such disbursements, render to the President and Board at the regular meetings of the Board, or whenever they require it, an account of all the transactions made as Treasurer and of the financial condition of the corporation. The Treasurer shall also render a full financial report at the annual meeting of the Stockholders if so requested. The Treasurer may request and shall be furnished by all corporate officers and agents with such reports and statements as he may require as to all financial transactions of the corporation, and perform such other duties as are designated by these By-laws or as from time to time are assigned by the Board.

ASSISTANT TREASURERS.  During the absence or disability of the Treasurer, the Assistant Treasurer, or if there be more than one, the one so designated by the Treasurer or the Board, shall have all the powers and functions of the Treasurer.

SURETIES AND BONDS.  In case the Board shall so require, any officer or agent of the corporation shall execute to the corporation a bond in such sum and with such surety or sureties as the Board may direct, conditioned upon the faithful performance of duties to the corporation and including responsibility for negligence and for the accounting of all property, funds or securities of the corporation which the officer or agent may be responsible for.

ARTICLE V - CERTIFICATES FOR SHARES

CERTIFICATES.  The shares of the corporation shall be represented by certificates. They shall be numbered and entered in the books of the corporation as they are issued. They shall exhibit the holder's name, the number of shares and shall be signed by the President and Secretary and shall bear the corporate seal. When such certificates are signed by the transfer agent or an assistant transfer agent or by a transfer clerk acting on behalf of the corporation and a registrar, the signatures of such officers may be facsimiles.

LOST OR DESTROYED CERTIFICATES.  The Board may direct a new certificate or certificates to be issued in place of any certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board may, in its discretion as a condition preceding the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or the owner's legal representative, to advertise the same in such manner as it shall require and/or give the corporation a bond in such sum and with such surety or sureties as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

TRANSFER OF SHARES.  Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, and cancel the old certificate; every such transfer shall be entered on the transfer book of the corporation which shall be kept at its principal office. Whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer ledger. No transfer shall be made within ten days next preceding the annual meeting of the Stockholders.

CLOSING TRANSFER BOOKS.  The Board shall have the power to close the share transfer books of the corporation for a period of not more than ten days during the thirty day period immediately preceding any Stockholder's meeting, or

any date upon which Stockholders shall be called upon to Of have a right to take action without a meeting, or

C.  any date fixed for the payment of a dividend or any other form of distribution, and only those Stockholders of record at the time the transfer books are closed, shall be recognized as such for the purpose of receiving notice of or voting at such meeting or

allowing them to take appropriate action, or

entitling them to receive any dividend or other form of distribution.

ARTICLE VI - DIVIDENDS

The Board may, out of funds legally available, at any regular or special meeting, declare dividends upon the capital stock of the corporation as and when it deems expedient. Before declaring any dividend there may be set apart out of any funds of the corporation available for dividends, such sum or sums as the Board from time to time in their discretion deem proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends for such other purposes as the Board shall deem conducive to the interest of the corporation.

ARTICLE VII - CORPORATE SEAL

The seal of the corporation shall bear the name of the corporation, the year of its organization and the words "CORPORATE SEAL, Florida" or "OFFICIAL CORPORATE SEAL, Florida". The seal may be used by causing it to be impressed directly on the instrument or writing to be sealed, or upon adhesive substance affixed thereto. The seal on the certificates for shares or on any corporate obligation for the payment of money may be facsimile, engraved or printed.

ARTICLE VIII - EXECUTION OF INSTRUMENTS

All corporate instruments and documents shall be signed or countersigned, executed, verified or acknowledged by such officer or officers or other person or persons as the Board may from time to time designate. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall be determined from time to time by resolution of the Board.

ARTICLE IX - FISCAL YEAR

The fiscal year shall begin on the first day of each year.

ARTICLE X - NOTICE AND WAIVER OF NOTICE

SUFFICIENCY OF NOTICE.  Whenever any notice is required by these By-laws to be given, personal notice is not meant unless expressly so stated, and any notice so required shall be deemed to be sufficient if given by depositing the same in a United States Postal Service post office mail collecting container in a sealed postage-paid wrapper, addressed to the person entitled thereto at the last known post office address, and such notice shall be deemed to have been given on the day of such mailing. Stockholders not entitled to vote shall not be entitled to receive notice of any meetings except as otherwise provided by Statute.

WAIVERS.  Whenever any notice whatever is required to be given under the provisions of any law, or under the provisions of the Articles of Incorporation of the corporation or these By-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE XI - CONSTRUCTION

Whenever a conflict arises between the language of these By-laws and the Articles of Incorporation, the Articles of Incorporation shall govern.

ARTICLE XII - CLOSE CORPORATION

CONDUCT OF BUSINESS WITHOUT MEETINGS.  Any action of the Stockholders, Directors or committee may be taken without a meeting of consent in writing, setting forth the action so taken, shall be signed by all persons who would be entitled to vote on such action at a meeting and filed with the Secretary of the corporation as part of the proceedings of the Stockholders, Director or committees as the case may be.

MANAGEMENT BY STOCKHOLDERS.  In the event the Stockholders are named in the Articles of Incorporation and are empowered therein to manage the affairs of the corporation in lieu of Directors, the Stockholders of the corporation shall be deemed Directors for the purposes of these By-laws and wherever the words "Directors", "Board of Directors" or "Board" appear in these Bylaws those words shall be taken to mean Stockholders.

MANAGEMENT BY A BOARD.  The Stockholders may, by majority vote, create a Board to manage the business of the corporation and exercise its corporate powers.

ARTICLE XIII - AMENDMENTS

These By-laws may be altered or repealed and By-laws may be made at any annual meeting of the Stockholders or at any special meeting thereof if notice of the proposed alteration or repeal to made contained in the notice of such special meeting, by the affirmative vote of a majority of the stock issued and outstanding and entitled to vote thereat, or by the affirmative vote of a majority of the Board if notice of the proposed alteration or repeal to be made is contained in the notice of such special meeting.

ARTICLE XIV - EMERGENCY BY-LAWS

CONDUCT OF BUSINESS WITHOUT MEETINGS.  Pursuant to Florida Statues the corporation adopts the following By-laws, which shall be effective only if a quorum of the Directors of the corporation cannot be readily assembled because of some catastrophic event.

CALLING A MEETING.  In the event of such catastrophic event, any member of the Board shall be authorized to call a meeting of the Board. Such member calling an emergency meeting shall use any means of communication at their disposal to notify all other members of the Board of such meeting.

QUORUM.  Anyone member of the Board shall constitute a quorum of the Board. The members of the Board meeting during such an emergency may select any person or persons as additional Board members, officers or agents of the corporation.

INDEMNIFICATION.  The members of such emergency Board are authorized to utilize any means at their disposal to preserve and protect the assets of the corporation. Any action taken in good faith and acted upon in accordance with these By-laws shall bind the corporation; and the corporation shall hold harmless any Director, officer, employee or agent who undertakes an action pursuant to these By-laws.

TERMINATION OF EMERGENCY BY-LAWS.  These emergency By-laws shall not be effective at the end of the emergency period.

ARTICLE XV - MISCELLANEOUS

REPRESENTATION OF SHARES IN OTHER CORPORATIONS.  Shares of other corporations standing in the name of this corporation may be voted or represented and all incidents thereto may be exercised on behalf of the corporation by the Chairman of the Board, the President or any Vice President and the Secretary or an Assistant Secretary.

SUBSIDIARY CORPORATIONS.  Shares of this corporation owned by a subsidiary shall not be entitled to vote on any matter.  A subsidiary for these purposes is defined as a corporation, the shares of which possessing more than 25% of the total combined voting power of all classes of shares entitled to vote, are owned directly or indirectly through one (1) or more subsidiaries.

INDEMNITY.  Subject to applicable law, the corporation may indemnify any Director, Officer, agent or employee as to those liabilities and on those terms and conditions as appropriate.  In any event, the corporation shall have the right to purchase and maintain insurance on behalf of any such persons whether or not the corporation would have the power to indemnify such person against the liability insured against.

ACCOUNTING YEAR.  The accounting year of the corporation shall be fixed by resolution of the Board of Directors.

APPENDIX E

AMENDMENT TO ARTICLES OF INCORPORATION
OF
DAKOTA OIL & GAS INC.

Dakota Oil & Gas Inc., a corporation organized and existing under the laws of the State of Nevada, hereby certifies as follows:

1. The name of the corporation is Dakota Oil & Gas Inc. and the name under which the Corporation was originally incorporated is Rogue Energy Corp. The date of filing of its original Articles of Incorporation with the Secretary of State was March 04, 2010.

2.           The corporation changed its name to Dakota Oil & Gas Inc. by filing an amendment to the Articles of Incorporation on March 8, 2010.

3. The Articles of Incorporation has been amended as follows:

“Article 1: The name of the Corporation is Dakota Gold Corp.

Article III: The total authorized shares shall be 100,000,000 shares of common stock, par value $0.001 per share.”

4. The text of the Articles of Incorporation is amended and restated and heretofore reads as herein set forth in full:

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

DAKOTA GOLD CORP.

1.           Name of Corporation: Dakota Gold Gorp.

2.           Registered Agent for Service of Process: Laughlin Associates, Inc., 2533 N Carson Street, Carson City, Nevada  89706.

3.           Authorized Capital:

(a)           The total number of shares of stock which the Corporation shall have authority to issue is One Hundred Million (100,000,000) shares of common stock, par value $0.001 per share (the "Common Stock").

(b)           The Board of Directors of the Corporation may authorize the issuance of shares of Common Stock from time to time.  The Corporation may reissue shares of Common Stock that are redeemed, purchased, or otherwise acquired by the Corporation unless otherwise provided by law.

(c)           Each share of Common Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the stockholders of the Corporation.

(d)           To the extent permitted by law, the holders of shares of Common Stock shall be entitled to receive such dividends, payable in cash, in property, or in shares of capital stock, as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available for such payment.

4.  Board of Directors:  The governing board of the Corporation shall be styled as a "Board of Directors", and any member of said Board shall be styled as a "Director." The first Board of Directors of the corporation shall consist of one director. The number of directors of the Corporation may be increased or decreased in the manner provided in the Bylaws of the Corporation; provided, that the number of directors shall never be less than one. In the interim between elections of directors by stockholders entitled to vote, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors by the stockholders entitled to vote which are not filled by said stockholders, may be filled by the remaining directors, though less than a quorum.

The name and address of the Board of Directors are as follows:

Daulat Nijjar 701 N. Green Valley Parkway Suite 200 Henderson, Nevada, 89074	Director

Jim Poulter 701 N. Green Valley Parkway Suite 200 Henderson, Nevada, 89074	Director

5.        Indemnification:  The Corporation shall, to the fullest extent permitted by the Nevada Revised Statues, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said Law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

7.           Stockholders’ Meetings:  Meetings of stockholders may be held within or without the State of Nevada, as the Bylaws may provide.

8.           Books and Records:  The books and records of the Corporation may be kept (subject to any provision contained in Nevada Revised Statutes) outside the State of Nevada at such place or places as may be designated from time to time by the Board of directors or in the Bylaws of the Corporation.

8.            Existence: The Corporation shall have perpetual existence.

9.           Business Activities: The nature of the business of the Corporation and the objects or the purposes to be transacted, promoted, or carried on by it are to engage in any lawful activity.

10.           Amendments: The Corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation in the manner now or here-after prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.”

5.           The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in a case of a vote of classes or series or may be required by the provisions of the articles of incorporation in favor of the amendment is 57.6%.

By: /s/ Daulat Nijjar
Name:  Daulat Nijjar
Title:     Chief Executive Officer

APPENDIX F

DAKOTA GOLD CORP.
Incorporated Under the Laws of the
State of Nevada

___________________________________________________________

ARTICLE I
Offices
The Corporation may have offices at such other places, both within and without the State of Nevada, as the Board of Directors may determine and designate from time to time or the business of the Corporation requires.

ARTICLE II
Books
The books and records of the Corporation may be kept (except as otherwise provided by the laws of the State of Nevada) outside of the State of Nevada and at such place or places as may be designated by the Board of Directors.

ARTICLE III
Stockholders
Section 1. Place of Meetings, etc. Except as otherwise provided in these Bylaws, all meetings of the stockholders shall be held at such dates, times and places, within or without the State of Nevada, as shall be determined by the Board of Directors or the President of the Corporation and as shall be stated in the notice of the meeting or in waivers of notice thereof.  If the place of any meeting is not so fixed, it shall be held at the registered office of the Corporation in the State of Nevada.

Section 2. Annual Meetings. The Annual Meeting of stockholders of the Corporation for the election of Directors and the transaction of such other business as may properly come before said meeting shall be held at the principal business office of the Corporation or at such other place or places either within or without the State of Nevada as may be designated by the Board of Directors and stated in the notice of the meeting, on a date not later than 120 days following the close of the fiscal year of the Corporation as designated by the Board of Directors.

Section 3. Special Meetings. Special meetings of the stockholders of the Corporation shall be held whenever called in the manner required by the laws of the State of Nevada for purposes as to which there are special statutory provisions, and for other purposes whenever called by resolution of the Board of Directors, or by the President, or by the holders of a majority of the outstanding shares of capital stock of the Corporation the holders of which are entitled to vote on matters that are to be voted on at such meeting.  Any such Special Meetings of stockholders may be held at the principal business office of the Corporation or at such other place or places, either within or without the State of Nevada, as may be specified in the notice thereof.  Business transacted at any Special Meeting of stockholders of the Corporation shall be limited to the purposes stated in the notice thereof.  The notice shall state the date, time, place and purpose or purposes of the proposed meeting.

Section 4. Notice of Meetings. Except as otherwise required or permitted by law, whenever the stockholders of the Corporation are required or permitted to take any action at a meeting, written notice thereof shall be given, stating the place, date and time of the meeting and, unless it is the annual meeting, by or at whose direction it is being issued. The notice also shall designate the place where the stockholders’ list is available for examination, unless the list is kept at the place where the meeting is to be held. Notice of a Special Meeting also shall state the purpose or purposes for which the meeting is called.  A copy of the notice of any meeting shall be delivered personally or shall be mailed, not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder of record entitled to vote at the meeting. If mailed, the notice shall be given when deposited in the United States mail, postage prepaid and shall be directed to each stockholder at his or her address as it appears on the record of stockholders, unless he or she shall have filed with the Secretary of the Corporation a written request that notices to him or her be mailed to some other address, in which case it shall be directed to him or her at the other address. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend the meeting, except for the express purpose of objecting at the beginning thereof to the transaction of any business because the meeting is not lawfully called or convened, or who shall submit, either before or after the meeting, a signed waiver of notice.  Unless the Board of Directors, after the adjournment of such meeting, shall fix a new record date for an adjourned meeting or unless the adjournment is for more than thirty (30) days, notice of an adjourned meeting need not be given if the place, date and time to which the meeting shall be adjourned is announced at the meeting at which the adjournment is taken.

Section 5.  List of Stockholders. The officer of the Corporation who shall have charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order and showing the address and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place specified in the notice of the meeting or at the place where the meeting is to be held.  The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder present at the meeting.

Section 6.  Quorum.  Except as otherwise expressly provided by the laws of the State of Nevada, or by the Articles of Incorporation of the Corporation, or by these Bylaws, at any and all meetings of the stockholders of the Corporation there must be present, either in person or by proxy, stockholders owning a majority of the issued and outstanding shares of the capital stock of the Corporation entitled to vote at said meeting. At any meeting of stockholders at which a quorum is not present, the holders of, or proxies for, a majority of the stock which is represented at such meeting, may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.  At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 7.  Organization. The President shall call to order meetings of the stockholders and shall act as Chairman of such meetings. The Board of Directors or the stockholders may appoint any stockholder or any Director or officer of the Corporation to act as Chairman at any meeting in the absence of the President. The Secretary of the Corporation shall act as secretary of all meetings of the stockholders, but in the absence of the Secretary, the presiding officer may appoint any other person to act as secretary of the meeting.

Section 8.  Voting. Except as otherwise provided by the Article of Incorporation of the Corporation or these Bylaws, at any meeting of the stockholders each stockholder of record of the Corporation having the right to vote thereat shall be entitled to one (1) vote for each share of stock outstanding in his or her name on the books of the Corporation as of the record date and entitling him or her to so vote. A stockholder may vote in person or by proxy. Except as otherwise provided by the law of the State of Nevada or by the Article of Incorporation of the Corporation, any corporate action to be taken by a vote of the stockholders, other than the election of directors, shall be authorized by not less than a majority of the votes cast at a meeting by the stockholders present in person or by proxy and entitled to vote thereon. Directors shall be elected as provided in Section 1 of Article IV of these Bylaws.  Written ballots shall not be required for voting on any matter unless ordered by the Chairman of the meeting.

Section 9.  Proxies.  Every proxy shall be executed in writing by the stockholder or by his or her attorney-in-fact.

Section 10.  Consent of Stockholders in Lieu of Meeting. Unless otherwise provided in the Articles of Incorporation of the Corporation, whenever the vote of the stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action by any provisions of the laws of the state of Nevada or of the Articles of Incorporation, such corporate action may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed, in person or by proxy, by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted in person or by proxy. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing, but who were entitled to vote on the matter.

ARTICLE IV
Directors
Section 1.  Number, Election and Term of Office. The business and affairs of the Corporation shall be managed by the Board of Directors. The number of Directors which shall constitute the whole Board shall be not less than one (1) and not more than nine (9). Within such limits, the number of Directors may be fixed from time to time by vote of the stockholders or of the Board of Directors, at any regular or special meeting, subject to the provisions of the Articles of Incorporation.  The initial board shall consist of two(2) Directors. Directors need not be stockholders. Directors shall be elected at the Annual Meeting of the stockholders of the Corporation, except as provided in Section 2 of this Article IV, to serve until their respective successors are duly elected and qualified. When used in these Bylaws, the phrase "entire Board" means the total number of directors which the Corporation would have if there were no vacancies.

Section 2.  Vacancies and Newly Created Directorships. Except as provided under the Nevada Revised Statues and by the Articles of Incorporation any vacancy in the office of a Director occurring for any reason and any newly created Directorship resulting from any increase in the authorized number of Directors, may be filled by a majority of the Directors then in office.

Section 3.  Removals.  At any meeting of stockholders of the Corporation called for that purpose, the holders of  two-thirds of the shares of capital stock of the Corporation entitled to vote at such meeting may remove from office any or all of the Directors, with or without cause.

Section 4.  Resignations.  Any director may resign at any time by giving written notice of his or her resignation to the Corporation.  A resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt, and, unless otherwise specified therein, the acceptance of a resignation shall not be necessary to make it effective.

Section 5.  Place of Meetings. Except as otherwise provided in these Bylaws, all meetings of the Board of Directors shall be held at the principal business office of the Corporation or at such other place, within or without the State of Nevada, as the Board determines from time to time.

Section 6.  Annual Meetings.  The annual meeting of the Board of Directors shall be held either (a) without notice immediately after the annual meeting of stockholders and in the same place, or (b) as soon as practicable after the annual meeting of stockholders on such date and at such time and place as the Board determines.

Section 7.  Regular Meetings.  Regular meetings of the Board of Directors shall be held on such dates and at the principal business office of the Corporation or at such other place, either within or without the State of Nevada, as the Board determines. Notice of regular meetings need not be given, except as otherwise required by law.

Section 8.  Special Meetings.  Special meetings of the Board of Directors may be called by the President or any two Directors on notice given to each Director, and such meetings shall be held at the principal business office of the Corporation or at such other place, either within or without the State of Nevada, as shall be specified in the notices thereof.  The request shall state the date, time, place and purpose or purposes of the proposed meeting.

Section 9.  Notice of Meetings.  Notice of each special meeting of the Board of Directors (and of each annual meeting held pursuant to subdivision (b) of Section 6 of this Article IV) shall be given, not later than 24 hours before the meeting is scheduled to commence, by the President or the Secretary and shall state the place, date and time of the meeting. Notice of each meeting may be delivered to a Director by hand or given to a director orally (whether by telephone or in person) or mailed or telegraphed to a Director at his or her residence or usual place of business, provided, however, that if notice of less than 72 hours is given it may not be mailed.  If mailed, the notice shall be deemed to have been given when deposited in the United States mail, postage prepaid, and if telegraphed, the notice shall be deemed to have been given when the contents of the telegram are transmitted to the telegraph service with instructions that the telegram immediately be dispatched. Notice of any meeting need not be given to any Director who shall submit, either before or after the meeting, a signed waiver of notice or who shall attend the meeting, except if such Director shall attend for the express purpose of objecting at the beginning thereof to the transaction of any business because the meeting is not lawfully called or convened. Notice of any adjourned meeting, including the place, date and time of the new meeting, shall be given to all Directors not present at the time of the adjournment, as well as to the other Directors unless the place, date and time of the new meeting is announced at the adjourned meeting.

Section 10. Quorum. Except as otherwise provided by the laws of the State of Nevada or in these Bylaws, at all meetings of the Board of Directors of the Corporation a majority of the entire Board shall constitute a quorum for the transaction of business, and the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.  A majority of the Directors present, whether or not a quorum is present, may adjourn any meeting to another place, date and time.

Section 11. Conduct of Meetings. At each meeting of the Board of Directors of the Corporation, the President or, in his or her absence, a Director chosen by a majority of the Directors present shall act as Chairman of the meeting. The Secretary or, in his or her absence, any person appointed by the Chairman of the meeting shall act as Secretary of the meeting and keep the minutes thereof. The order of business at all meetings of the Board shall be as determined by the Chairman of the meeting.

Section 12.  Committees of the Board.  The Board of Directors, by resolution adopted by a majority of the entire Board of Directors, may designate an executive committee and other committees, each consisting of one (1) or more Directors. Each committee (including the members thereof) shall serve at the pleasure of the Board of Directors and shall keep minutes of its meetings and report the same to the Board of Directors. The Board of Directors may designate one or more Directors as alternate members of any committee. Alternate members may replace any absent or disqualified member or members at any meeting of a committee. In addition, in the absence or disqualification of a member of a committee, if no alternate member has been designated by the Board of Directors, the members present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

          Except as limited by the laws of the State of Nevada, each committee, to the extent provided in the resolution establishing it, shall have and may exercise all the powers and authority of the Board of Directors with respect to all matters.

Section 13.  Operation of Committees.  A majority of all the members of a committee shall constitute a quorum for the transaction of business, and the vote of a majority of all the members of a committee present at a meeting at which a quorum is present shall be the act of the committee.  Each committee shall adopt whatever other rules of procedure it determines for the conduct of its activities.

Section 14. Consent to Action. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

Section 15.  Meetings Held Other Than in Person. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors or any committee may participate in a meeting of the Board of Directors or committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at the meeting.

Section 16.  Compensation of Directors. Directors, as such, shall not receive any stated salary for their services, but, by resolution of the Board, a fixed sum and expenses of attendance, if any, may be allowed for the attendance at each regular or special meeting of the Board; however nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefore.

ARTICLE V
Officers
Section 1.  Number, Election and Term of Office. The officers of the Corporation shall be a President, a Treasurer, and a Secretary, and may at the discretion of the Board of Directors include a Chief Executive Officer, a Chief Financial Officer, Chairman of the Board and one or more Vice Presidents, Director of Corporate Development, General Managers, Assistant Treasurers and Assistant Secretaries. The officers of the Corporation shall be elected annually by the Board of Directors at its meeting held immediately after the Annual Meeting of the stockholders, and shall hold their respective offices until their successors are duly elected and qualified. Any two (2) or more offices may be held by the same person. The Board of Directors may from time to time appoint such other officers and agents as the interests of the Corporation may require and may fix their duties and terms of office. Any officer may devote less than one hundred percent (100%) of his or her working time to his or her activities as such.

Section 2.  The President.  The President shall be the chief executive and operating officer of the Corporation, and shall preside at all meetings of the stockholders and of the Board of Directors.  The President shall have general and active management of the business and affairs of the Corporation, subject to the control of the Board, shall see that all orders and resolutions of the Board are effectuated, and shall have such other powers and duties as the Board assigns to him.  He shall ensure that the books, reports, statements, certificates and other records of the Corporation are kept, made or filed in accordance with the laws of the State of Nevada. He shall cause to be called regular and special meetings of the stockholders and of the Board of Directors in accordance with these Bylaws. He may sign, execute and deliver in the name of the Corporation all deeds, mortgages, bonds, contracts or other instruments authorized by the Board of Directors, except in cases where the signing, execution or delivery thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or where required by law to be otherwise signed, executed or delivered. He may sign, jointly with the Secretary, an Assistant Secretary, the Treasurer, or an Assistant Treasurer, certificates of stock of the Corporation.  He shall appoint and remove, employ and discharge, and fix the compensation of all servants, agents, employees and clerks of the Corporation other than the duly elected or appointed officers, subject to the approval of the Board of Directors. In addition to the powers and duties expressly conferred upon him by these Bylaws, he shall, except as otherwise specifically provided by the laws of the State of Nevada, have such other powers and duties as shall from time to time be assigned to him by the Board of Directors.

Section 3. The Vice President. There may be such Vice Presidents as the Board of Directors shall determine from time to time, with duties determined by the Board of Directors.  If there is only one Vice President appointed by the Board, he shall perform, in the absence or disability of the President, the duties and exercise the powers of the President and shall have such other powers and duties as the Board or the President assigns to him.

Section 4. The Secretary. The Secretary may sign all certificates of stock of the Corporation jointly with the President. He shall record all the proceedings of the meetings of the stockholders and the Board of Directors of the Corporation in the books to be kept for that purpose. He shall have safe custody of the seal of the Corporation and, when authorized by the Board, he shall affix the same to any corporate instrument, and when so affixed he may attest the same by his signature. He shall keep the transfer books, in which all transfers of the capital stock of the Corporation shall be registered, and the stock books, which shall contain the names and addresses of all holders of the capital stock of the Corporation and the number of shares held by each.  He shall keep the stock and transfer books available during business hours for inspection by any stockholder and for the transfer of stock. He shall notify the Directors and stockholders of the respective meetings as required by law or by these Bylaws of the Corporation.  He shall have and perform such other powers and duties as may be required by law or the Bylaws of the Corporation, or which the Board or the President may assign to him from time to time.

Section 5. Assistant Secretaries. The Assistant Secretaries shall, during the absence or incapacity of the Secretary, assume and perform all functions and duties which the Secretary might lawfully do if present and not under any incapacity.

Section 6.  The Treasurer.  Subject to the control of the Board, the Treasurer shall have the care and custody of the corporate funds and the books relating thereto. He shall perform all other duties incident to the office of Treasurer. He shall have such other powers and duties as the Board or the President assigns to him from time to time. He shall keep full and accurate accounts of all receipts and disbursements of the Corporation in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board, and shall render to the President or the Directors, whenever they may require it, an account of all his transactions as Treasurer and an account of the business and financial position of the Corporation. The Treasurer shall be the “Treasurer” for purposes of the laws of the State of Nevada.

Section 7.  Assistant Treasurers. The Assistant Treasurers shall, during the absence or incapacity of the Treasurer, assume and perform all functions and duties which the Treasurer might lawfully do if present and not under any incapacity.

Section 8.  Transfer of Duties.  The Board of Directors may transfer the power and duties, in whole or in part, of any officer to any other officer, or other persons, notwithstanding the provisions of these Bylaws, except as otherwise provided by the laws of the State of Nevada.

Section 9.  Removals. Subject to his or her earlier death, resignation or removal as hereinafter provided, each officer shall hold his or her office until his or her successor shall have been duly elected and shall have qualified.  Any officer or agent of the Corporation may be removed from office at any time, with or without cause, by the affirmative vote of a majority of the entire Board, at a meeting of the Board of Directors called for that purpose.
Section 10.  Resignations.  Any officer or agent of the Corporation may resign at any time by giving written notice of his or her resignation to the Board of Directors or to the President or Secretary of the Corporation. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt, and, unless otherwise specified therein, the acceptance of a resignation shall not be necessary to make it effective.

Section 11.  Vacancies.  If the office of President, Secretary or Treasurer becomes vacant for any reason, the Board of Directors shall choose a successor to hold such office for the unexpired term. If any other officer or agent becomes vacant for any reason, the Board of Directors may fill the vacancy, and each officer so elected shall serve for the remainder of his or her predecessor's term.
Section 12. Compensation of Officers. The officers shall receive such salary or compensation as may be determined by the Board of Directors.

ARTICLE V
Contracts, Checks and Notes
Section 1.  Contracts.  Unless the Board of Directors shall otherwise specifically direct, all contracts of the Corporation shall be executed in the name of the Corporation by the President, Vice President or chief executive officer of the Corporation.

Section 2. Checks and Notes. All negotiable instruments of the Corporation shall be signed by such officers or agents of the Corporation as may be designated by the Board of Directors.

ARTICLE VI
Provisions Relating to Stock
Certificates and Stockholders
Section 1.  Certificates of Stock. Certificates for the Corporation's capital stock shall be in such form as required by law and as approved by the Board.  Each certificate shall be signed in the name of the Corporation by the President or any Vice President and by the Secretary, the Treasurer or any Assistant Secretary or any Assistant Treasurer and shall bear the seal of the Corporation or a facsimile thereof.  If any certificate is countersigned by a transfer agent or registered by a registrar, other than the Corporation or its employees, the signature of any officer of the Corporation may be a facsimile signature.  In case any officer, transfer agent or registrar who shall have signed or whose facsimile signature was placed on any certificate shall have ceased to be such officer, transfer agent or registrar before the certificate shall be issued, it may nevertheless be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

Section 2.  Lost Certificates, etc.  The Corporation may issue a new certificate for shares in place of any certificate theretofore issued by it, alleged to have been lost, mutilated, stolen or destroyed, and the Board may require the owner of the lost, mutilated, stolen or destroyed certificate, or his legal representatives, to make an affidavit of that fact and to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, mutilation, theft or destruction of the certificate or the issuance of a new certificate.

Section 3.  Transfer of Stock.  Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 4.  Record Date.  For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or the allotment of any rights, or for the purpose of any other action, the Board may fix in advance, a record date, which shall be not more than sixty (60) nor less than ten (10) days before the date of any such meeting, nor more than sixty (60) days prior to any other action.

Section 5. Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to, or interest in, such share or shares by any other person, whether or not it shall have notice thereof, except as expressly provided by the laws of the State of Nevada.

ARTICLE VII
General Provisions
Section 1.  Dividends.  To the extent permitted by law, the Board shall have full power and discretion, subject to the provisions of the Articles of Incorporation of the Corporation and the terms of any other corporate document or instrument binding upon the Corporation, to determine what, if any, dividends or distributions shall be declared and paid or made. Dividends may be paid in cash, in property, or in shares of capital stock, subject to the provisions of the Articles of Incorporation.  Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sums as the Directors think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Directors think conducive to the interests of the Corporation. The Directors may modify or abolish any such reserve in the manner in which it was created.

Section 2.  Seal.  The corporate seal of the Corporation shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Nevada.”

Section 3.  Fiscal Year.  The fiscal year of the Corporation shall be end on April 30th.

Section 4.  Voting Shares in Other Corporations. Unless otherwise directed by the Board, shares in other corporations which are held by the Corporation shall be represented and voted only by the President or by a proxy or proxies appointed by him or her.

Section 5.  Indemnification.
(a)  The Corporation shall indemnify any person who was, or is threatened to be made, a party to a proceeding (as hereinafter defined) by reason of the fact that he or she (i) is or was a director, officer, employee or agent of the Corporation, or (ii) while a director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, agent or similar functionary of another corporation, partnership, joint venture, trust or other enterprise, to the fullest extent permitted under the Revised Statutes of the State of Nevada, as the same exists or may hereafter be amended. Such right shall be a contract right and as such shall run to the benefit of any director or officer who is elected and accepts the position of director or officer of the Corporation or elects to continue to serve as a director or officer of the  Corporation while this Article VII is in effect. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, bylaw, resolution of stockholders or directors, agreement or otherwise.

(b)  As used herein, the term "proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, any appeal in such an action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding.

(c)  A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except for liability (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (ii) for the payment of distributions in violation of the Revised Statutes of the State of Nevada. Any repeal or amendment of this Article VII by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation arising from an act or omission occurring prior to the time of such repeal or amendment. In addition to the circumstances in which a director or officer of the Corporation is not personally liable as set forth in the foregoing provisions of this Article VII, a director or officer shall not be liable to the Corporation or its stockholders to such further extent as permitted by any law hereafter enacted, including, without limitation, any subsequent amendment to the Revised Statutes of the State of Nevada.

ARTICLE VIII
Amendments
These Bylaws may be adopted, altered, amended or repealed or new Bylaws may be adopted by the stockholders, or by the Board of Directors by the Articles or Incorporation, at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal Bylaws is conferred upon the Board of Directors by the Articles of Incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal Bylaws.